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                                                                  Exhibit 10.41




                              FIRST MORTGAGE BONDS
                          1999 MEDIUM TERM NOTE SERIES

                             Up to U.S. $300,000,000
                  Maturities from One Year to Thirty-Five Years


                           PLACEMENT AGENCY AGREEMENT


                                  By and Among


                       PHILADELPHIA SUBURBAN WATER COMPANY
                                    as Issuer


                                       and


                   AGENTS LISTED ON SCHEDULE I ATTACHED HERETO


                             Dated December 3, 1999























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                       PHILADELPHIA SUBURBAN WATER COMPANY
                                U.S. $300,000,000
                              First Mortgage Bonds
                          1999 Medium Term Note Series

                            Maturities from One Year
                     to Thirty-Five Years from Date of Issue


                           Placement Agency Agreement

                                                              New York, New York
                                                                December 3, 1999

To Each of the Addressees Names
on Schedule I Hereto Acting
Severally and Not Jointly in the
Capacities of Agent and Purchaser
or in Either Such Capacity


Gentlemen and Ladies:

                  Philadelphia Suburban Water Company, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Issuer") which is a wholly-owned subsidiary of Philadelphia Suburban Corporation, a Pennsylvania corporation ("PSC"), confirms its agreement with you with respect to the issue and sale by the Issuer of its First Mortgage Bonds, 1999 Medium Term Note Series (the "Notes"). The Notes will be issued in one or more subseries under and secured in accordance with the Thirty-Third Supplemental Indenture dated as of November 15, 1999 (the "Supplemental Indenture") to the Indenture of Mortgage dated as of January 1, 1941 (the "Indenture of Mortgage") between the Issuer and Chase Manhattan Trust Company, National Association (as successor in interest to The Pennsylvania Company for Insurance on Lives and Granting Annuities), as Trustee (the "Trustee"). The Notes may be sold during the five year period from November 18, 1999 through November 17, 2004 (the "Offering Period"), by the Issuer in an aggregate principal amount of up to U.S. $300,000,000.

                  It is understood, however, that the Issuer may from time to time, if permitted under the Indenture of Mortgage and pursuant to subsequent supplemental indentures, authorize the issuance of additional notes and that such additional notes may be sold through or to you subject to and in accordance with the terms of this Placement Agency Agreement (the "Agreement"), all as though the issuance of such additional Notes or the sale of Notes after the expiration of the Offering Period were authorized as of the date hereof. In addition, it is understood that the Issuer may from time to time during the Offering Period issue notes, bonds or other evidences of indebtedness to the extent permitted by the Indenture of Mortgage and any subsequent Supplemental Indenture.

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                  The Notes will be offered during the Offering Period from time to time on a private placement basis without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act. The Notes will be offered only to "Qualified Institutional Buyers" (as defined in Rule
144A under the Securities Act) pursuant to this Placement Agreement. All Notes having a common issue date, maturity date, interest rate and otherwise identical terms are referred to herein as a "Tranche". This Agreement is non-exclusive as the Notes of each Tranche may be offered through one or more Agents (hereinafter defined) pursuant to this Agreement. The Notes will be issued, and the terms thereof established, in accordance with the terms of the Indenture of Mortgage and the Supplemental Indenture, and in the case of Notes sold pursuant to
Section 2(a), in accordance with the Medium Term Notes Administrative Procedures attached hereto as Exhibit A (the "Administrative Procedures"). The Notes will be payable in accordance with a Paying Agency Agreement dated December 3, 1999 (the "Paying Agency Agreement"), among the Issuer, Chase Manhattan Trust
Company, National Association, as paying agent (the "Paying Agent"), the Trustee and the Agents. The Administrative Procedures set forth in Exhibit A shall remain in effect with respect to sales solicited by the Agents until changed by the Issuer, the Agents and the Paying Agent. For the purposes of this Agreement, the term "Agent" shall refer to each addressee named on Schedule I hereto acting severally and not jointly in the sole capacity as agent for the Issuer pursuant to Section 2(a) and not as principal; the term "Agents" shall refer in general terms to all addressees named on Schedule I acting in the capacity as agent to the Issuer pursuant to Section 2(a); the term "Purchaser" shall refer to the same addressees named on Schedule I hereto acting severally and not jointly in the sole capacity as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to each or any addressee named on Schedule I hereto acting severally and not jointly in both such capacities or in either such capacity.

         1. Representations and Warranties. The Issuer represents and warrants to you as of the date hereof, and shall be deemed to represent and warrant to you at and as of each time the Issuer gives a notice requesting you to solicit offers as Agent, at and as of each acceptance of an offer by the Issuer, at and as of the date of each Terms Agreement (as defined in Section 2(b)), and upon the delivery to the purchaser (or its agent) pursuant to such offer or to the Purchaser of any Note pursuant to such Terms Agreement, as the case may be, that:

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                  (a) The Issuer confirms that it has prepared a confidential
         Offering Memorandum (defined below) and authorizes you to distribute copies thereof in connection with the offering of Notes as provided herein. The Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation and warranty shall not apply to statements or omissions in the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuer in writing by you or on your behalf which has been furnished by a person authorized to do so, specifically for use therein. As used in this Agreement, the term "Offering Memorandum" means the confidential offering memorandum dated the same date as this Agreement relating to the Notes, as it may be amended or supplemented from time to time, including with respect to each Tranche, the related pricing supplement (each, a "Pricing Supplement"), any documents expressly incorporated by reference therein and any quarterly or annual reports of the Issuer delivered to any Agent for delivery together with the Offering Memorandum, which amendment or supplement may be in the form of a separate document that does not state that it is a supplement to the Offering Memorandum, and any reference to the terms "amend", "amendment" or "supplement" with respect to the Offering Memorandum shall refer to and include the filings with the Securities and Exchange Commission (the "Commission") of any documents expressly incorporated by reference into the Offering Memorandum after the date hereof.

                  (b) The financial statements and schedules included in, or as an exhibit, attachment or appendix to, the Offering Memorandum present fairly the consolidated financial condition of the Issuer as of the respective dates thereof, and the consolidated results of operations and changes in financial condition of the Issuer for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Offering Memorandum. KPMG LLP (the "Accountants"), who have reported on the annual financial statements and schedules of the Issuer, are independent certified public accountants with respect to the Issuer and its subsidiaries within the meaning of Rule 1.01 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.


                                       4

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                  (c) Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as otherwise set forth therein, (i) there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise (a "Material Adverse Effect"), (ii) neither the Issuer nor any of its subsidiaries have incurred any material liabilities or obligations, direct or contingent, nor have any of them entered into any material transactions other than pursuant to this Agreement, the Supplemental Indenture and the Paying Agency Agreement and the transactions referred to herein and therein and (iii) no rating of any of the securities of the Issuer has been lowered by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the Securities Act) (each, a "Rating Agency"), nor has there been any notice given by any Rating Agency of any intended or potential decrease in any such rating or of a possible change in any such rating where such notice does not indicate the direction of the possible change.

                  (d) The Issuer and each of its subsidiaries is a corporation organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Issuer and each of its subsidiaries has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Memorandum. The Issuer and each of its subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                  (e) Except for stock of its subsidiaries, or as disclosed in the Offering Memorandum, the Issuer does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than equity investments made by the Issuer for business development purposes or otherwise which are not material to the Issuer.


                                       5

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                  (f) The Issuer has full corporate power and authority to enter into this Agreement, the Supplemental Indenture, and the Paying Agency Agreement, to issue the Notes, and to perform its obligations under this Agreement, the Supplemental Indenture, the Paying Agency Agreement and the Notes. This Agreement, the Indenture, the Supplemental
         Indenture and the Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and, when authorized, executed and delivered by the other parties hereto and thereto, will constitute valid and binding agreements of the Issuer and will be enforceable against the Issuer in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The Supplemental Indenture and the Paying Agency Agreement conform in all material respects to the descriptions thereof in the Offering Memorandum.

                  (g) The execution and delivery of the Notes has been duly authorized by all necessary corporate action on the part of the Issuer; each Note, when completed, executed, authenticated and delivered in accordance with the Indenture of Mortgage and the Supplemental Indenture against payment of the consideration therefor will constitute a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms of such Note (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law), and will entitle its holder to the benefits of the Indenture of Mortgage and the Supplemental Indenture. Each Note will conform in all material respects to the description thereof in the Offering Memorandum.

                  (h) Other than the liens created by the Indenture of Mortgage as supplemented by supplemental indentures in accordance with the terms of the Indenture, including as supplemented by the Supplemental Indenture, the performance by the Issuer of this Agreement and the Paying Agency Agreement, the issuance of any Notes and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Issuer or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Issuer or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulations of any court or governmental agency or body applicable to the business or properties of the Issuer or any of its subsidiaries.

                                       6

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                  (i) Except as set forth in or contemplated by the Offering
         Memorandum, there are no actions, suits or proceedings pending or threatened against or affecting the Issuer or any of its subsidiaries, or any of their respective officers or directors in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding is likely that would materially and adversely affect (i) the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, or (ii) the ability of the Issuer to perform its obligations under this Agreement, the Supplemental Indenture, the Paying Agency Agreement and the Notes. There are no such actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened, relating to the Notes, their offering, or the Offering Memorandum.

                  (j) In each of the following cases except for such exceptions which would not have a Material Adverse Effect and do not interfere with the conduct of the business of the Company, the Issuer and each of its subsidiaries has (i) all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, "Approvals") necessary to carry on its business as described in the Offering Memorandum, (ii) complied with all laws, regulations and orders applicable to it or its business, and (iii) performed all its obligations required to be performed by it, and is not in default under any material contract or other instrument to which it is a party or by which its property is bound or affected. To the best knowledge of the Issuer, no other party under any material contract or other instrument to which it is a party is in default in any respect thereunder that would have a Material Adverse Effect. Neither the Issuer nor any of its subsidiaries is in violation of any provision of its certificate of incorporation or by-laws.

                                       7

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                  (k) The Issuer and each of its subsidiaries has good and
         marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Offering Memorandum or are not material to the business of the Issuer or its subsidiaries. The Issuer and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Offering Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Issuer and such subsidiaries.

                  (l) No consent, approval, authorization or other order of, or any filing with, any government, governmental or other administrative agency or body is required in connection with the execution and delivery by the Issuer of this Agreement, the Supplemental Indenture and the Paying Agency Agreement, the solicitation of offers to purchase Notes, the issuance of any Note or the performance by the Issuer of any of its obligations hereunder or thereunder, except such as may be required under the blue sky laws of any jurisdiction in connection with the offering and sale of the Notes or as required by the Pennsylvania Public Utility Commission. All necessary approvals have been obtained from the Pennsylvania Public Utility Commission to authorize the issuance and sale of the Notes and such approvals remain in full force and effect on the date hereof.

                  (m) The Notes satisfy the requirements set forth in paragraph
         (d)(3) of Rule 144A ("Rule 144A") under the Securities Act.

                  (n) Neither the Issuer nor any affiliate (which, for purposes of this Agreement, shall have the meaning given in Rule 501(b) under the Securities Act) of the Issuer has directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any of the Notes or, within the six-month period prior to the date hereof, any other debt security of the same class as the Notes which is or will be integrated with any sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Notes.

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                  (o) Assuming (A) compliance by you with the offering and
         transfer procedures and restrictions described in the Offering Memorandum and under Rule 144A and Section 4(2) of the Securities Act,
         (B) the accuracy of the acknowledgments, representations, warranties and agreements made in accordance with this Agreement and the Offering Memorandum by you and the purchasers to whom you initially offer, sell or resell the Notes and (C) purchasers to whom you initially offer, sell or resell the Notes receive a copy of the Offering Memorandum prior to such sale or resale, the offer, sale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, and the initial resale of the Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Rule 144A thereunder or Section 4(2) thereunder, as the case may be, and the Notes are not required to be issued pursuant to an indenture that qualifies under the Trust Indenture Act of 1939, as amended.

                  (p) Each Note will be an unconditional and direct debt obligation of the Issuer and will rank pari passu with other senior secured existing and future obligations of the Issuer.

                  (q) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (r) Neither the Issuer nor any agent thereof acting on behalf of the Issuer has taken or will take any action that is reasonably likely to cause this Agreement or the issuance or sale of the Notes to violate Regulation T, Regulation U or Regulation X (collectively, the "Margin Rules") of the Board of Governors of the Federal Reserve System.

                  (s) The Issuer is in material compliance with all applicable Federal, state and local environmental laws and regulations, including, without limitation, those applicable to safe drinking water, emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), except for such noncompliance as is not reasonably likely to have a Material Adverse Effect, or as disclosed in the Offering Memorandum, and, to the knowledge of the Issuer, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future.

                  (t) Except as disclosed in the Offering Memorandum, there is no claim under any Environmental Law, including common law, pending or threatened against the Issuer (an "Environmental Claim") which would be reasonably likely to have a Material Adverse Effect and, to the knowledge of the Issuer, under applicable law, there are not past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Environmental Claim against the Issuer which would be reasonably likely to have a Material Adverse Effect.

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                  (u) No statement, representation, warranty or covenant made by the Issuer in this Agreement, or made in any certificate or document required by this Agreement to be delivered to any Agent was or will be, when made, inaccurate, untrue or incorrect.

         2. Appointment of an Agent; Solicitation by an Agent of Offers to Purchase; Sales of Notes to a Purchaser.

                  (a) (i) The Issuer shall deliver a Request for Bids with respect to a Tranche to each Agent via electronic transmission substantially in the form attached as Exhibit H hereto prior to 10:00 a.m. on any Business Day. Each Agent interested in submitting a bid for a particular Tranche shall submit such bid to the Issuer by 2:00 p.m. on the date of receipt of the Request for Bids or such later deadline as may be specified in writing by the Issuer. The Issuer, in its sole discretion and subject to its right to reject any and all bids for any reason, shall select one or more Agents to participate in offering of each Tranche. Subject to the terms and conditions set forth herein, Agents are to be appointed, in accordance with the terms of a Notice or Notices of Appointment (in the form attached as Exhibit I hereto) executed by the Issuer, to act as the Issuer's agent to accept offers for the purchase of Notes from the Issuer. The appointment by the Issuer of an Agent shall not authorize such Agent to take any action on behalf of the Issuer other than as set forth in this Agreement and the Administrative Procedures. Other than Section 4(a)(v) of this Agreement, this Agreement shall not in any way restrict or limit the Issuer from selling, offering to sell or accepting offers to sell any debt securities other than the Notes.

                           (ii) On the basis of the representations and warranties and subject to the terms and conditions, set forth herein, upon appointment pursuant to Notice of Appointment each Agent agrees, as agent of the Issuer, to use its reasonable efforts (commensurate with those efforts customarily made in offerings of a similar nature) to place the Notes on behalf of the Issuer upon the terms and conditions described in the Notice of Appointment, the Offering Memorandum and in the Administrative Procedures. In soliciting offers as agent, each Agent is acting solely as agent of the Issuer and not as principal. Each Agent shall use its reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Issuer, however such Agent shall not have any liability to the Issuer in the event any such purchase is not consummated for any reason; provided that the foregoing shall not operate to release the Agent from any liability it may otherwise have as a result of its failure to perform its obligations under this Agreement. Except as provided in
         Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes for its own account as Purchaser pursuant to Section 2(b) or otherwise as may be agreed or permitted by the Issuer and such Agent.

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                           (iii) The Issuer reserves the right, in its sole
         discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Within one business day of receipt of instructions to that effect from the Issuer, each Agent will forthwith suspend solicitation of offers to purchase Notes from the Issuer until such time as the Issuer has advised it that such solicitation may be resumed.

                           (iv) The Issuer agrees to pay each Agent a commission, upon closing, with respect to each sale of Notes by the Issuer as a result of a solicitation made by such Agent, including any sale for the account of any affiliate of such Agent, in an amount equal to that percentage of the aggregate principal amount of the Notes sold by the Issuer specified on Schedule II hereto for Notes with the relevant term. Such commission shall be payable as specified in the Administrative Procedures.

                           (v) Subject to the provisions of this Agreement, the Notice of Appointment and the Administrative Procedures, offers for the purchase of Notes may be solicited by the Agent, as agent for the Issuer, at such time and in such amounts as the Agent and the Issuer deem advisable. The Issuer may, subject to Sections 4(a)(v) and 4(a)(xviii) of this Agreement, from time to time offer other debt obligations for sale on its own behalf directly to purchasers otherwise than through an Agent, in which case no commission would be payable with respect to such sale, provided such direct sales are made in compliance with all applicable law. As long as this Agreement shall be in effect, the Issuer shall not solicit or accept offers to purchase Notes through any agent other than Agents named on Schedule I hereto; provided, however, that the Issuer may amend Schedule I hereto from time to time to appoint additional Agents provided that the Issuer (i) has appointed such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agents, and (ii) has caused such additional agent to execute this Agreement.

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                           (vi) Each Agent may, in the exercise of its
         reasonable discretion, reject any offer to purchase Notes received by it as agent of the Issuer and not communicate such offer to the Issuer. Each Agent shall communicate to the Issuer, orally or in writing, each such offer that it does not reject and, if such Agent or any of its affiliates shall be the offeror, shall advise the Issuer of that fact. The Issuer shall have sole and absolute discretion to accept any offer, and may reject any offer to purchase Notes in whole or, if permitted by the terms of such offer, in part.

                           (vii) If the Issuer shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Issuer shall hold you harmless against any loss, claim or damage arising from or as a result of such default by the Issuer (except to the extent that such default by the Issuer shall result from the failure by you to perform your obligations hereunder).

                  (b) (i) Subject to the terms and conditions stated herein, whenever the Issuer and any one (or more) of you jointly determine that the Issuer shall sell Notes directly to any one (or more) of you as the Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless specifically waived by the Purchaser, a supplemental agreement relating thereto between the Issuer and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B) is herein referred to as a "Terms Agreement". A Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Issuer contained herein or therein (if any) and shall be subject to the terms and conditions set forth herein and in such Terms Agreement. Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between any one (or more) of you and the Issuer. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Issuer for such Notes specified by reference to the principal amount of the Notes and the discount to the Purchaser from the principal amount thereof, the rate at which interest will be paid on such Notes, the date of issuance of such Notes (the "Closing Date"), the place of delivery of the Notes and payment therefor, the method of payment, any modification of, or addition to, the requirements for the delivery of the opinions of counsel set forth in Section 6(a)(ii), the certificates from the Issuer or its officers and the letter from the Issuer's independent certified public accountants, and such other terms and conditions as may be specified therein from time to time. The discount to the Purchaser with respect to any Notes sold pursuant to this Section 2(b) shall be equal to that percentage of the principal amount thereof specified in Schedule II hereto for Notes with the relevant term, unless a higher percentage is specified in the applicable Terms Agreement.

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                           (ii) The settlement details for Notes sold to a
         Purchaser pursuant to any Terms Agreement shall be agreed to between the Issuer and such Purchaser in the respective Terms Agreement. If there is no such Terms Agreement, the settlement details specified in the Administrative Procedures shall apply with the Purchaser filling the roles specified therein of the Agent and the beneficial owner.

                           (iii) Nothing contained in this Agreement shall obligate an Agent to enter into a Terms Agreement with the Issuer or to otherwise agree to purchase Notes for its own account.

         3. Offering and Sale of Notes. Each party hereto agrees to perform the respective duties and obligations specifically provided to be performed by it in the Administrative Procedures.

         4. Agreements.

                  (a) The Issuer agrees with you that:

                           (i) If information that is material to an investment in a Note is not otherwise contained in the Offering Memorandum, or if at any time an event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at such time to amend or supplement the Offering Memorandum to comply with any applicable law, the Issuer promptly will prepare an amendment or supplement which will correct such statement or omission or effect such compliance, and will not effect any amendment or supplement to the Offering Memorandum without your consent, which consent shall not be unreasonably withheld; provided, however, that the foregoing consent requirement shall not apply to periodic and other filings with the Commission by the Issuer under the federal securities laws including, without limitation, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, or Annual Reports on Form 10-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Federal Securities Filings"). Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereto.

                           (ii) The Issuer shall furnish to you such information and documents relating to the business, operations and affairs of the Issuer, the Offering Memorandum and any amendments thereof or supplements thereto, the Notes, the Supplemental Indenture, this Agreement, any Terms Agreement, the Administrative Procedures, the Paying Agency Agreement and the performance by the parties hereto of their respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request in connection with soliciting offers to purchase Notes. The Issuer shall notify you promptly (1) if at any time any event occurs which constitutes (or after notice or lapse of time or both would constitute) a default or an event of default under the Notes, the Supplemental Indenture, the Paying Agency Agreement, this Agreement or any agreement evidencing additional indebtedness of the Issuer or (2) of any material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise.

                           (iii) The Issuer shall, whether or not any sale of Notes is consummated, (1) pay, or reimburse if paid by any Agent, all reasonable costs and expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including, but not limited to, the cost of preparation, printing or other production and delivery of the Offering Memorandum, all amendments thereof and supplements thereto, the Supplemental Indenture, the Paying Agency Agreement, this Agreement, any Terms Agreement and all other documents relating to the offering of Notes pursuant hereto and thereto, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements of counsel to and accountants for the Issuer, the fees and disbursements of the Trustee, the fees and disbursements of the Paying Agent, and the fees of any Rating Agency,
         (2) reimburse you on a quarterly basis for all reasonable out-of-pocket expenses incurred by you in connection with this Agreement and the transactions contemplated hereby and (3) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement and the transactions contemplated hereby.

                           (iv) On each date of settlement for any Tranche of Notes (a "Settlement Date"), or if at any time that the Offering Memorandum is amended or supplemented (excluding an amendment or supplement solely by reason of the incorporation of documents by reference), in the reasonable judgement of the Agent the information disclosed in such amendment or supplement is of such a nature that an officer's certificate and an opinion of counsel need be furnished, the Issuer shall deliver or cause to be delivered promptly to you an officer's certificate, an opinion of counsel and an opinion of its Senior Vice President-Law and Administration or General Counsel, dated the Settlement Date or the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agent, of the same tenor as the certificate and opinions referred to in Sections 5(a)(ii) and (iii), but modified to relate to the Offering Memorandum, this Agreement and the Paying Agency Agreement, each as then in effect.

                           (v) Unless otherwise specified in any Terms
         Agreement, the Issuer shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities (including Notes), which are denominated in the same currency as, and have similar maturities, similar interest rates and other terms (including in respect of the method of computing interest) substantially similar to those of, the Notes being purchased pursuant to such Terms Agreement, during the period commencing on the date on which the Issuer accepts an offer to purchase any Note in accordance with such Terms Agreement and terminating on the Closing Date for the sale of such Note.

                           (vi) The Issuer shall furnish to you without charge, from time to time, as many copies of the following as you may reasonably request: (A) the Offering Memorandum and any amendment or supplement that has been prepared with respect thereto, (B) any Pricing Supplement, and (C) any financial statements and other periodic reports that the Issuer may furnish generally to holders of its debt securities.

                           (vii) The Issuer shall furnish to you in written form all quarterly financial statement information for the first three fiscal quarterly periods of the Issuer promptly upon publication of such quarterly information and, within two months of the end of each such quarterly period, cause the Offering Memorandum to be supplemented to include such financial information and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such financial information, which supplement may be in the form of a separate quarterly report, or a report filed by the Issuer under the Exchange Act.

                           (viii) The Issuer shall furnish to you the audited consolidated financial statements updating the audited consolidated financial statements and the financial information included in the Offering Memorandum for each corresponding fiscal year as promptly as practicable after the publication of such financial statements, but in any event not later than four months after the end of such fiscal year, and cause the Offering Memorandum to be supplemented to include such audited financial statements and the accountants' report with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements, which supplement may be in the form of a separate annual report or report filed by the Issuer under the Exchange Act.

                           (ix) The Issuer shall (1) furnish to you copies of any proposed supplement or amendment to the Offering Memorandum (including any document incorporated by reference therein) in advance of using such supplement or amendment, such copies, to the extent practicable, to be furnished to you five business days in advance of using such supplement or amendment, except for Federal Securities Filings, copies of which filings the Issuer will cause to be delivered to the Agent by facsimile or other means of delivery, on or prior to the date of filing with the Commission, and (2) permit you to review and comment as to the form and content thereof and, subject to the proviso in Section 4(a)(i), shall not use any such amendment or supplement to which you have reasonably objected in good faith; provided, however, that an amendment or supplement prepared to set forth terms and conditions of any Notes, including any Pricing Supplement, need not be furnished to or reviewed by those of you who are not named therein, who shall not have solicited offers for such Notes and who are not to be Purchasers of such Notes. Any Agent who shall have an objection in good faith to such proposed amendment or supplement may immediately terminate this Agreement as to such Agent by notice to the Issuer. At the request of any Agent so terminating, the Issuer shall promptly amend and supplement the Offering Memorandum and
         Schedule I hereto to indicate those firms that remain Agents.

                           (x) The Issuer shall not offer or sell any securities under circumstances which would require the registration of any of the Notes under the Securities Act.

                           (xi) The Issuer will take appropriate steps to ensure that the aggregate principal amount of Notes issued during the Offering Period does not exceed U.S. $300,000,000, will not issue any Notes if such issuance would cause such limit to be exceeded, will promptly notify you in the event that at any time such limit has been reached and will promptly notify you if such limit is increased pursuant to this Agreement.

                           (xii) The Issuer shall not, without having given prior written notice to you, consent to any amendment of the Paying Agency Agreement. The Issuer shall promptly notify you of any resignation or removal of the Paying Agent and the appointment of any successor thereto.

                           (xiii) For so long as any of the Notes are outstanding, the Issuer will provide to any holder of Notes that are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, and to any prospective purchaser of such Notes designated by a holder thereof, upon the request of such holder or prospective purchaser in connection with a transfer or proposed transfer pursuant to Rule 144A, any information required to be provided to such holder or prospective purchaser to comply with the conditions set forth in Rule 144A as in effect as of the date the Notes of the corresponding Tranche shall have been first issued (together with any such information added by an amendment to Rule 144A after such date, to the extent such information can be provided without unreasonable additional expense to the Issuer).

                           (xiv) You shall not be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of a Note by a holder (other than yourself) in any manner that does not comply with the applicable restrictions on resale and transfer or the procedures required for resale and transfer set forth herein, in the Offering Memorandum and in the Notes; provided that each of you, severally and not jointly, shall remain liable for the performance of your own obligations under this Agreement.

                           (xv) The Issuer will at all times ensure that all approvals, authorizations, consents or other orders of, and all filings with, any governmental or other administrative agency or body will be, prior to the time required (taking into account any permitted extensions), obtained or made (1) so that the Issuer may lawfully perform its obligations under the Notes, the Supplemental Indenture, this Agreement, the Administrative Procedures and the Paying Agency Agreement and (2) so that performance of such obligations will, in all respects material to the Issuer and its subsidiaries considered as a single enterprise, or material to the Issuer's ability to perform its obligations under the Notes, the Supplemental Indenture, this Agreement, the Administrative Procedures and the Paying Agency Agreement, comply with any laws, decrees, regulations, judgments or orders of any court, government, governmental authority or agency to which the Issuer or any of its subsidiaries or any of their respective properties or assets is subject.

                           (xvi) During the Offering Period, the Issuer will send to you a copy of every notice of a meeting of the holders of the Notes (or any of them) that is sent by the Issuer or the Trustee to such holders at the same time it is sent to such holders and will promptly notify you immediately upon its becoming aware that a meeting of the holders of the Notes (or any of them) has been convened by any of such holders.

                           (xvii) During the Offering Period, the Issuer shall promptly notify you of any lowering in the ratings of any of the Issuer's securities by any Rating Agency, or of any notice given by any Rating Agency of any intended or possible decrease in any such rating or of any possible change in any such rating where such notice does not indicate the direction of the possible change.

                           (xviii) During the six-month period preceding and the six-month period following the issue date of any Note, neither the Issuer nor any affiliate of the Issuer will directly or indirectly, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any of the Notes or any other security (as defined in the Securities Act) which will be integrated with such sale of Notes in a manner that would require the registration of the Notes under the Securities Act.

                           (xix) Until the expiration of two years after the issuance of each Tranche of Notes, the Issuer will not, and will cause its affiliates not to resell any Notes which are "restricted securities" (as such term is defined under Rule 144(a)(3) of the Act) whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

                           (xx) The Issuer will apply the net proceeds from the offering and sale of the Notes in the manner set forth in the Offering Memorandum under "Use of Proceeds".

                  (b) The obligations of the Issuer under Sections 4(a)(i),
         (ii), (iv), (vi), (vii), (viii) and (ix) shall be suspended during any period of time during which the Issuer shall have suspended the solicitation of offers to purchase Notes by written notice to each Agent; provided, however, that such obligations of the Issuer shall remain in effect (i) for a period of two years following the date of notice of such suspension if such Agent shall own any Notes with the intention of reselling them as contemplated by Section 2(b) or (ii) if the Issuer has accepted an offer to purchase Notes solicited by such Agent pursuant to this Agreement and the settlement for such sale shall not have occurred. At least one week prior to the end of any such period during which solicitations shall have been suspended, the Issuer shall notify you of any event or change contemplated by Section 4(a)(i) or by the last sentence of Section 4(a)(ii) of which the Issuer would have been obligated to notify you, and shall provide you all written information, documents and supplements referred to in Sections 4(a)(ii), (iv), (vii), (viii) and (ix) that the Issuer would have been obligated to deliver to you, had the Issuer not so suspended the solicitation of offers.

         5. Conditions to the Obligations of the Agent.

                  (a) The obligations of each Agent to solicit offers to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein as of the date hereof and as of each time the Issuer gives a notice requesting any Agent to solicit offers as Agent, at and as of each acceptance of an offer by the Issuer and upon delivery of any Note to the purchaser (or its agent) pursuant to such offer, to the accuracy of the statements of the Issuer made in any certificates delivered pursuant to the provisions hereof as of the respective dates of such certificates, to the performance and observance by the Issuer of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                           (i) The Issuer shall have obtained all
         authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes, the Notice of Appointment, the Supplemental Indenture and the Paying Agency Agreement.

                           (ii) The Issuer shall have furnished to you an accurate certificate dated as of the date thereof, signed by the Chief Executive Officer or the Chief Financial Officer of the Issuer, in form and substance satisfactory to you, to the effect that, to the best of his or her knowledge after reasonable inquiry:

                                         (1) the representations and warranties
                           of the Issuer in this Agreement are true and correct in all material respects on and as of the date of the certificate and the Issuer has performed in all material respects all its obligations and satisfied all the conditions on its part to be satisfied at or prior to the date of the certificate;

                                         (2) since the date of the most recent
                           financial statements included in the current Offering Memorandum, there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, except as set forth in the Offering Memorandum; and

                                         (3) the Offering Memorandum (other than
                           statements made therein in reliance upon and in conformity with information furnished to the Issuer in writing by any Agent specifically for use therein, as to which no representation shall be made) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (iii) (A) The Issuer shall have furnished to each Agent the opinion of Dilworth Paxson LLP, counsel to the Issuer, substantially in the form of Exhibit C hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

                                 (B) The Issuer shall have furnished to each Agent and to Dilworth Paxson LLP the opinion of the Senior Vice President-Law and Administration or General Counsel of the Issuer substantially in the form of Exhibit D hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

                           (iv) Each Agent shall have received from Chase Manhattan Trust Company National Association, as Trustee under the Indenture of Mortgage and the Supplemental Indenture, a certificate substantially in the form of Exhibit E hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

                           (v) Each Agent shall have received from your counsel such opinion with respect to the proposed issue and sale of the Notes and other related matters as the Agent may reasonably require.

                           (vi) KPMG LLP, independent accountants for the Issuer, shall have furnished to the Agent an executed copy of a letter in the form attached hereto as Exhibit F.

                           (vii) The Issuer shall have furnished to each Agent such further information, certificates and documents as any Agent may reasonably request.

                           (viii) The documents required to be delivered by this
         Section 5 shall be delivered at, or transmitted by telecopy (with an undertaking promptly to forward the original copies thereof) to, the offices of Dilworth Paxson LLP, counsel for the Issuer, 3200 Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103, at 4:00 P.M., Philadelphia time, on the date thereof, and an original of each such document will be sent to you.

                  (b) Each of the conditions precedent in clauses (i) through
         (viii) above shall be satisfied on each Settlement Date unless waived by the Agent or Agents appointed for the relevant Tranche, at the sole discretion of such Agent or Agents. Each of the items listed in clauses
         (ii), (iii) and (iv) above shall be dated the applicable Settlement Date. The items listed in clause (vi) shall be dated the applicable Settlement Date, if the Company shall have prepared updated quarterly or annual financial statements since the date of the last such letter delivered to you.

         6. Conditions to the Obligations of a Purchaser.

                  (a) The obligations of any Purchaser to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein or in the corresponding Terms Agreement, if any, at and as of the date of the corresponding Terms Agreement and upon the delivery to any Purchaser of any Note pursuant to such Terms Agreement, to the performance and observance by the Issuer of all covenants and agreements herein or therein contained on its part to be performed and observed and to the following additional conditions precedent:

                           (i) The Issuer shall have obtained all
         authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes, the Notice of Appointment, the Supplemental Indenture and the Paying Agency Agreement.

                           (ii) To the extent provided by such Terms Agreement, the Purchaser shall have received, appropriately updated, (1) a certificate of the Issuer dated as of the Closing Date to the effect set forth in Section 5(a)(ii), (2) the opinion of Dilworth Paxson LLP dated the Closing Date to the effect set forth in Section 5(a)(iii)(A),
         (3) the opinion of the Senior Vice President-Law and Administration or General Counsel, dated the Closing Date to the effect set forth in
         Section 5(a)(iii)(B), (4) the Trustee's certificate dated the Closing Date to the effect set forth in Section 5(a)(iv), (5) the opinion of your counsel dated the Closing Date to the effect set forth in Section 5(a)(v) and (6) the letter of KPMG LLP dated the Closing Date to the effect set forth in Section 5(a)(vi).

                           (iii) Prior to the Closing Date, the Issuer shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                  (b) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any other event occurs which permits cancellation under this Agreement, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Issuer in writing or by telephone, promptly confirmed in writing, which confirmation may be made by telex or telecopy.

         7. Conditions to all Purchases. The consummation of the sale of any Note pursuant to this Agreement shall be subject to the further condition that, at the date of issuance thereof, in the reasonable judgment of the Purchaser or the Agent that obtained the offer, (a) each condition set forth in Section 5 or 6, as applicable, shall have been satisfied and (b) subsequent to the respective dates as of which information is given in the Offering Memorandum (current as of the date of such agreement to purchase a Note), except as set forth therein or contemplated thereby, there shall not have occurred any material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in or affecting the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, the effect of which makes it impracticable or inadvisable to market the Notes or to proceed with completion of the sale and payment for such Notes.

         8. Restrictions on Offers and Sales of the Notes. Each party hereto represents, warrants and agrees, severally and not jointly, as follows:

                  (a) It will solicit offers to purchase Notes only from, and it will offer and sell Notes only to, (i) institutional purchasers that are, or that it reasonably believes are, "qualified institutional buyers" as such term is defined in paragraph (a)(1) of Rule 144A ("QIBs") or (ii) any Agent. If it is an Agent, any resales or transfers of Notes through, or arranged by, such Agent similarly will be made only to QIBS. Neither it, its affiliates, nor any person acting on its or their behalf (except that no representation is made with respect to any other party to this Agreement) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in the United States with respect to the Notes.

                  (b) It will make reasonable inquiry to determine whether a purchaser is purchasing for such purchaser's own account as a QIB or for the account of others and not with a view to, or for sale in connection with, the public distribution thereof in any transaction that would be in violation of Federal or state securities laws and, in the case of any purchaser acting on behalf of one or more third parties, it shall make reasonable inquiry to determine that each such third party is a QIB and that the amount being purchased on behalf of each such third party is not less than the authorized minimum denomination of such Notes; provided that the Issuer shall have no duty to make any such inquiry in connection with sales to any Agent or pursuant to offers transmitted to it by any Agent.

         9. Indemnification and Contribution.

                  (a) The Issuer agrees to indemnify and hold harmless each Agent and each person who controls any Agent within the meaning of either the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the law of any jurisdiction insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Offering Memorandum, in any amendment thereof or supplement thereto or in any information provided by the Issuer and furnished to any purchaser of the Notes pursuant to Section 4(a)(xiii), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in the Offering Memorandum or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer by the person seeking indemnification, or on behalf of another person authorized to do so, specifically for use in connection with the preparation thereof. This indemnity will be in addition to any liability which the Issuer may otherwise have.

                  (b) Each Agent, severally and not jointly, agrees to indemnify and hold harmless the Issuer and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer, but only with reference to written information relating to the indemnifying party furnished to the Issuer by it, or on its behalf by a person authorized to do so, specifically for use, in the preparation of the Offering Memorandum or any amendment thereof or supplement thereto. This indemnity will be in addition to any liability which any Agent may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; however, the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of any substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld), the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), representing the indemnified parties under paragraph
         (a) of this Section 9 who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Issuer and each Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Issuer and any Agent may be subject in such proportion so that each Agent is responsible only for that portion represented by the percentage that the aggregate commissions received by each such Agent pursuant to Section 2 in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to a Purchaser, the discount to such Purchaser), bears to the aggregate principal amount of such Notes sold, and the Issuer is responsible for the balance; provided, however, that in no case shall any Agent be responsible for any amount in excess of the commissions received by each such Agent in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to the Purchaser, the discount to such Purchaser). For purposes of this Section 9, each person who controls any Agent within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer, subject in each case to the proviso to the preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim or contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought (which obligation to give notice shall be deemed to be satisfied by the delivery of notice pursuant to paragraph (c) of this
         Section 9), but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         10. Termination.

                  (a) This Agreement will continue in effect until terminated as provided in this Section 10 or Section 4(a)(ix). This Agreement may be terminated by the Issuer as to any Agent or, in the case of any Agent by such Agent, by giving at least 30 days' written notice of such termination to the other parties hereto, at which time the Issuer shall cause Schedule I hereto to be amended. Notwithstanding any such termination, the rights and liabilities of each party under Sections 2(a)(iv) and (vii), Sections 4(a)(iii), (xiv) and (xvi), Sections 8(a) and (b) (with respect to resales and transfers of Notes), Section 9,
         Section 11 and any Terms Agreement executed prior to the date of termination hereof shall survive any termination of this Agreement, in whole or in part. In addition, if any termination shall occur either
         (i) at a time when any Purchaser shall own any Notes, purchased under this Agreement from the Issuer, with the intention of reselling them or
         (ii) after the Issuer has accepted an offer to purchase Notes and prior to the related settlement, all agreements, terms and conditions relating to the purchase and sale of such Notes shall also remain in effect.

                  (b) Each agreement to purchase Notes pursuant to a solicitation by an Agent hereunder, and each agreement by a Purchaser to purchase Notes hereunder, shall be subject to termination in the absolute discretion of such Agent or the Purchaser (as the case may be), by notice given to the Issuer prior to delivery of any payment for Notes to be purchased, if prior to such time (i) trading in any securities issued by the Issuer or by PSC shall have been suspended or halted on any exchange (whether U.S. or foreign), or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such Exchange, or additional material government restrictions, not in force on the date of this Agreement or the date of any Terms Agreement with respect to such Notes, shall have been imposed upon trading in securities generally by such Exchange or by order of the Commission or any court or other governmental authority, (ii) a general banking moratorium shall have been declared by either U.S. Federal or New York State authorities, (iii) there shall have been a lowering in the ratings of any of the Issuer's securities by any Rating Agency or a notice given by any Rating Agency of any intended or potential decrease in any such rating or of any possible change in any such rating where such notice does not indicate the direction of the possible change, or (iv) there shall have occurred any material adverse changes in the financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis in national or international political, financial or economic conditions that makes it in the reasonable judgment of such Agent or Purchaser (as the case may be) impracticable or inadvisable to market the Notes or to proceed with completion of the sale of and payment for such Notes.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuer or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or by or on behalf of the Issuer or any of the controlling persons referred to in Section 9, and will survive delivery of and payment for the Notes.

         12. Increases in the Amount of the Notes; Extension of Offering Period. The aggregate principal amount of Notes that may be sold by the Issuer may be increased, or the Offering Period may be extended, if permitted under the Indenture of Mortgage and pursuant to the laws of the Commonwealth of Pennsylvania, pursuant to (x) a subsequent supplemental indenture to the Indenture of Mortgage and (y) an amendment to this Agreement in the form attached hereto as Exhibit G executed by the Issuer and the Agent named in
Schedule I hereto. Upon the execution and delivery of any such amendment, to the extent agreed upon by the Issuer and the Agent, the Issuer shall deliver to such Agent, appropriately updated, (a) a certificate of the Issuer dated as of the date of such amendment to the effect set forth in Section 5(a)(ii), (b) the opinion of Dilworth Paxson LLP dated the date of such amendment to the effect set forth in Section 5(a)(iii)(A), (c) the opinion of its Senior Vice President-Law and Administration or General Counsel, dated the Closing Date to the effect set forth in Section 5(a)(iii)(B), (d) the certificate of the Trustee dated the date of such amendment to the effect set forth in Section 5(a)(iv), and (e) the letter of KPMG LLP dated the date of such amendment to the effect set forth in Section 5(a)(vi), and the Issuer shall furnish to you such further information, certificates and documents as you may reasonably request.

         13. Notices. All communications hereunder will be in writing, and effective only on receipt, or (but only where specifically provided in the Administrative Procedures) by telephone and, if sent to the Agent, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to the Agent, at the address(es) specified in Schedule I hereto; or, if sent to the Issuer, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to it at 762 Lancaster Avenue, Bryn Mawr, PA 19010, Attention:
Treasurer, (telephone: (215) 527-8000; telecopy: (215) 645-1141).

         14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 9, and no other person will have any right or obligation hereunder.

         15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE Commonwealth of Pennsylvania (EXCLUDING LAWS GOVERNING CONFLICTS OF LAW).

         16. Counterparts. This Agreement may be signed in counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Issuer and you.

                                                Very truly yours,

                                                PHILADELPHIA SUBURBAN WATER
                                                COMPANY,


                                                By: /s/ Kathy L. Pape
                                                    -------------------------
                                                    Name: Kathy L. Pape
                                                    Title: Vice President and
                                                    Treasurer







               [confirmations and acceptances on following pages]

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date hereof.



A.G. Edwards & Sons


By: /s/ Lester H. Krone
    ----------------------------
    Lester H. Krone:
    Managing Director
    Investment Banking



Janney Montgomery Scott, Inc.


By: /s/ Anthony J. Spatacco, Jr.
    ----------------------------
    Anthony J. Spatacco, Jr.
    Vice President



First Union Securities, Inc.


By: /s/ William Ingram
    ----------------------------
    William Ingram
    Managing Director



PaineWebber Incorporated


By: /s/ David Zahka
    ----------------------------
    Name:  David Zahka
    Title: Senior Vice President



PNC Capital Markets, Inc.


By: /s/ Robert W. Thomas
    ----------------------------
    Name:  Robert W. Thomas
    Title: Managing Director

Merrill, Lynch, Pierce, Fenner & Smith Incorporated


By: /s/ Scott Primrose
    ----------------------------
    Name: Scott Primrose
    Title: Authorized Signatory

                              INDEX OF DEFINITIONS

            Term                                           Section
            ----                                           -------
Accountants                                                  1(b)
Administrative Procedures                           Introductory Paragraph
Agent                                               Introductory Paragraph
Agreement                                           Introductory Paragraph
Closing Date                                                2(b)(i)
Commission                                                   1(a)
Exchange Act                                                4(a)(i)
Federal Securities Filings                                  4(a)(i)

Issuer                                              Introductory Paragraph
Material Adverse Effect                                      1(c)
Notes                                               Introductory Paragraph
Notice of Appointment                                       2(a)(i)
Offering Memorandum                                          1(a)
Offering Period                                     Introductory Paragraph
Paying Agency Agreement                             Introductory Paragraph
Pricing Supplement                                           1(a)
PSC                                                 Introductory Paragraph
Purchaser                                           Introductory Paragraph
QIBs                                                         8(a)
Rating Agency                                                1(c)
Request for Bids                                            2(a)(i)
Rule 144A                                                    1(m)
Securities Act                                      Introductory Paragraph
Settlement Date                                           4(a)(iv)(A)
Terms Agreement                                             2(b)(i)
Tranche                                             Introductory Paragraph
You                                                 Introductory Paragraph

                                   SCHEDULE I
Placement Agents:


A.G. Edwards & Sons
1 North Jefferson
St. Louis, MO  63103

Lester Krone                                   Phone:   (314) 955-2358
                                               Fax:     (314) 955-7387

Janney Montgomery Scott, Inc.
Times Bldg., Suite 400
Suburban Square
Ardmore, PA  19003-2415

Anthony Spatacco                               Phone:   (610) 896-2800
                                               Fax:     (610) 896-9943

PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY  10019

David Zahka                                    Phone:   (212) 713-2960
                                               Fax:     (212) 247-0371

First Union Securities, Inc.
One First Union Center
301 South College Street
Charlotte, NC 28288-0735

Jim Williams

PNC Capital Markets, Inc
One PNC Plaza
249 Fifth Avenue
26th Floor, Pittsburgh PA 15222

Robert Thomas

Merrill Lynch & Co.
World Financial Center
North Tower
New York, NY 10281-1311

Timothy Sheerer                                Phone:   (212) 449-1727
                                               Fax:     (212) 449-0599

                                   SCHEDULE II

         The Issuer agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by the Agent, and to pay the Purchaser a commission in the form of a discount to the purchase price equal to the following percentage of the principal amount of each Note purchased by a Purchaser under Section 2(b):

Term                                                           Commission Rate
----                                                           ---------------
From 9 months to less than 1 year                                   .125%
From 1 year to less than 18 months                                  .150%
From 18 months to less than 2 years                                 .200%
From 2 years to less than 3 years                                   .250%
From 3 years to less than 4 years                                   .350%
From 4 years to less than 5 years                                   .450%
From 5 years to less than 6 years                                   .500%
From 6 years to less than 7 years                                   .550%
From 7 years to less than 10 years                                  .600%
From 10 years to less than 15 years                                 .625%
From 15 years to less than 20 years                                 .700%
From 20 years up to and including 35 years                          .750%

                                                                      EXHIBIT A


                   MEDIUM TERM NOTE ADMINISTRATIVE PROCEDURES

                                December 3, 1999

                  First Mortgage Bonds, 1999 Medium Term Notes Series (the "Notes"), due from one year to thirty-five years, are to be offered on a continuing basis during the five year period from November 18, 1999 through November 17, 2004. The Agent or Agents listed on Schedule I to the Placement Agency Agreement (collectively, the "Agent) have agreed to use reasonable efforts to solicit offers to purchase Notes in fully registered form. The Agent may also purchase Notes as principal for resale, but no Agent will be obligated to purchase Notes for its own account. One or more of the Agents may participate in the placement or purchase of the Notes of each Tranche upon their receipt of a Notice of Appointment from the Issuer for said Tranche.

                  The Notes are being sold pursuant to a Placement Agency Agreement between the Issuer and the Agent dated as of the date hereof (the "Placement Agency Agreement"). The Notes will be issued under and secured in accordance with the Thirty-Third Supplemental Indenture dated as of November 15, 1999 (the "Supplemental Indenture") to the Indenture of Mortgage dated as of January 1, 1941 (the Indenture of Mortgage") between the Issuer and Chase Manhattan Trust Company, National Association (as successor trustee to The Pennsylvania Company for Insurance on Lives and Granting Annuities), as Trustee (the "Trustee").

                  All Notes shall be represented by Global Securities (as defined hereinafter) registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and beneficial ownership of such Notes will be represented and maintained in book-entry form on the books of DTC (the "Book-Entry Notes"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. However, if DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Issuer within 90 days, the Issuer will issue Notes in definitive registered form (the "Certificated Notes") in exchange for the Global Security or Securities representing such Notes. In addition, the Issuer may at any time and in its sole discretion determine not to have some of or all the Notes represented by one or more Global Securities and, in such event, will issue certificated Notes in exchange for all of the Global Securities representing such Notes. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of Certificated Notes represented by such Global Security equal in amount to that represented by such beneficial interest and to have such Certificated Notes registered in its name.

                  The procedures to be followed during, and the specific terms of, the solicitation of offers by each Agent and the sale as a result thereof by the Issuer are explained below. Administrative and record-keeping responsibilities will be handled for the Issuer by its Treasurer. The Issuer will advise each Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agent and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery. The Issuer will promptly advise each Agent and the Trustee in writing if any such person shall cease to handle such responsibilities or of the authorization of any additional person to handle such responsibilities.

                  Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Capitalized terms not defined herein shall have the meanings assigned in the Placement Agency Agreement or, if not defined therein, in the Supplemental Indenture or the Offering Memorandum. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture of Mortgage, the Supplemental Indenture, DTC's operating requirements or the Placement Agency Agreement, the relevant provisions of the Notes, the Indenture of Mortgage, the Supplemental Indenture, DTC's operating requirements and the Placement Agency Agreement shall control.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions assigned to it as described below, unless certain duties are otherwise designated to a duly authorized paying agent, in accordance with its respective obligations under a Letter of Representations from the Issuer and the Trustee to DTC dated as of the date hereof and a Medium Term Note Certificate Agreement between The Chase Manhattan Bank and DTC dated as of December 2, 1988, as amended, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                              On any date of settlement (as defined
                                       under "Settlement" below) for one or more
                                       Notes, the Issuer will issue a single
                                       global security in fully registered form without coupons (a "Global Security") representing all such Notes that have the same rank (senior or subordinated), original issue date, original issue discount provisions, if any, Interest
                                       Payment Dates, Record Dates, Interest
                                       Payment Period, redemption provisions, if any, tender provisions, if any, Maturity
                                       Date, and interest rate (collectively,
                                       the "Terms"). Each Global Security will
                                       be dated and issued as of the date of its authentication by the Trustee. Each
                                       Global Security will bear an original
                                       issue date, which will be (i) with
                                       respect to an original Global Security
                                       (or any portion thereof), the original
                                       issue date specified in such Global
                                       Security and (ii) following a
                                       consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent
                                       Interest Payment Date to which interest
                                       has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security. No Global
                                       Security will represent any Certificated
                                       Note.

Identification                         The Issuer has arranged with the CUSIP
Numbers:                               Service Bureau of Standard & Poor's (the
                                       "CUSIP Service Bureau") for the
                                       reservation of one series of CUSIP
                                       numbers, which consists of approximately
                                       900 CUSIP numbers and relates to Global
                                       Securities representing Book-Entry Notes.
                                       The Issuer has obtained from the CUSIP
                                       Service Bureau a written list of such
                                       reserved CUSIP numbers, which the Issuer shall deliver to the Trustee and DTC. The
                                       Issuer will assign CUSIP numbers to
                                       Global Securities as described below
                                       under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Issuer has assigned to Global
                                       Securities. At any time when fewer than
                                       100 of the reserved CUSIP numbers remain unassigned to Global Securities for either series, if it deems necessary, the Issuer will reserve additional CUSIP numbers for assignment to Global
                                       Securities. Upon obtaining such
                                       additional CUSIP numbers, the Issuer
                                       shall deliver a list of such additional
                                       CUSIP numbers to the Trustee and DTC.

Registration:                          Global Securities will be issued only in
                                       fully registered form without coupons.
                                       Each Global Security will be registered
                                       in the name of Cede & Co., as nominee for DTC, on the securities register for the Notes maintained under the Indenture of Mortgage. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                                       Participants, a credit balance with
                                       respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such
                                       Participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                             Transfers of a Book-Entry Note will be
                                       accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                             The Trustee may deliver to DTC and the
                                       CUSIP Service Bureau at any time a
                                       written notice of consolidation (a copy
                                       of which shall be attached to the
                                       resulting Global Security described
                                       below) specifying (i) the CUSIP numbers
                                       of two or more Outstanding Global
                                       Securities that represent fixed rate
                                       Notes having the same Terms and for which interest has been paid to the same date,
                                       (ii) a date, occurring at least thirty
                                       (30) days after such written notice is
                                       delivered and at least thirty (30) days
                                       before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and
                                       (iii) the single CUSIP number to be
                                       assigned to such replacement Global

                                       Security (which shall be the CUSIP number previously assigned to the Global Security with the earliest date of issuance). Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such single CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the individual Global Securities not assigned to the replacement Global Security will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the single CUSIP number and the CUSIP numbers of the individual Global Securities not assigned will, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. Each Book-Entry Note will mature on a date not less than one year nor more than thirty-five years after the settlement date for such Note.

Denomination:                          Book-Entry Notes will be issued in a
                                       minimum principal amount of $100,000 or
                                       an integral multiple of $1,000 in excess thereof. Global Securities will be denominated in principal amounts not in excess of $150,000,000. If one or more
                                       Book Entry Notes having an aggregate
                                       principal amount in excess of
                                       $150,000,000 would, but for the preceding sentence, be represented by a single
                                       Global Security, then one Global Security will be authenticated and issued to represent each $150,000,000 principal amount of such Book-Entry or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such
                                       Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or
                                       Notes shall be assigned the same CUSIP
                                       number.

Interest:                              General.  Interest, if any, on each
                                       Book-Entry Note will accrue from the
                                       original issue date for the first
                                       interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global
                                       Security representing such Book-Entry
                                       Note,and will be calculated and paid in
                                       the manner described in such Book-Entry
                                       Note and in the Offering Memorandum (as
                                       defined in the Placement Agency
                                       Agreement), as supplemented by the
                                       applicable Pricing Supplement thereto.
                                       Unless otherwise specified therein,
                                       eachpayment of interest on a Book-Entry
                                       Note will include interest accrued up to but excluding the Interest Payment Date or up to but excluding the Maturity Date.
                                       Interest payable upon Maturity of a
                                       Book-Entry Note will be payable to the
                                       Person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under
                                       Settlement Procedure "C" below in order
                                       to include the amount of any interest
                                       payable and certain other information
                                       regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's
                                       Corporation.

                                       Record Dates. The Record Date with
                                       respect to any Interest Payment Date
                                       shall be the December 15 or June 15
                                       immediately preceding such Interest
                                       Payment Date, whether or not such date
                                       shall be a Business Day.

                                       Interest Payment Dates. Interest payments will be made semiannually on January 1 and July 1 of each year and at Maturity or earlier redemption or Tender; provided, however, that in the case of a Book-Entry Note issued between a Record Date and an Interest Payment Date, or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Calculation of Interest:               Book-Entry Notes. Interest on Book-Entry
                                       Notes (including interest for partial
                                       periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

Payments of Principal and Interest:    Payment of Interest Only. Promptly after
                                       each Record Date, the Trustee will
                                       deliver to the Issuer and DTC a written
                                       notice setting forth, by CUSIP number,
                                       the amount of interest to be paid on each Global Security on the following Interest
                                       Payment Date (other than an Interest
                                       Payment Date coinciding with Maturity or earlier redemption or Tender of such Global Security) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's
                                       Corporation. The Issuer will pay to the
                                       Trustee, as paying agent, the total
                                       amount of interest due on such Interest
                                       Payment Date (other than at Maturity or
                                       earlier redemption or Tender of such
                                       Global Security), and the Trustee will
                                       pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment".

                                       Payments at Maturity. On or about the
                                       last Business Day of each month, the
                                       Trustee will deliver to the Issuer and
                                       DTC a written list of principal, premium
                                       (if any) and interest to be paid on each Global Security maturing (on a Maturity or Redemption Date or otherwise) in the following month. The Trustee, the Issuer and DTC will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before the Maturity Date, the Issuer will pay to the Trustee, as paying agent, the principal amount of such Global Security, together with any premium and interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal, premium (if any) and interest due at Maturity, earlier redemption or Tender of such Global Security (the "Cancelled Security"), the Trustee will cancel such Global Security (the "Cancelled Security") in accordance with the Indenture of Mortgage and so advise the Issuer; provided, however, if such Global Security is not being redeemed or tendered in its entirety, the Trustee shall authenticate a new Global Security in an amount equal to the principal portion of the Cancelled Security not paid. On the first Business Day of each month, the Trustee will deliver to the Issuer a written statement indicating the total principal amount of Outstanding Global Securities as of the immediately preceding Business Day.

                                       Manner of Payment. The total amount of
                                       any principal, premium (if any) and
                                       interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in immediately available funds no later than 9:30 a.m. (New York City time) on such date. The Issuer will make such payment on such Global Securities by wire transfer of funds available for immediate use to the Trustee. The Issuer will confirm any such instructions in writing to the Trustee. Prior to 10:00 a.m. (New York City time) on the date of Maturity or as soon as possible thereafter, the Trustee will pay, from funds received from the Issuer, by separate wire transfer (using Fed wire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with any premium and interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Trustee and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect,such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Issuer (as issuer or as paying agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                       Withholding Taxes. The amount of any
                                       taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and         The Issuer and the Agent will discuss
Posting:                               from time to time the aggregate principal
                                       amount of, the issuance price of, and the interest rates to be borne by, Book-Entry
                                       Notes that may be sold as a result of the solicitation of orders by the Agent. If the Issuer decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting")or if the Issuer decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and Rejection of Orders:    Unless otherwise instructed by the
                                       Issuer, each Agent will advise the Issuer promptly by telephone of all orders to purchase Book-Entry Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. The Issuer has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of Pricing Supplement:     If any order to purchase a Book-Entry
                                       Note is accepted by or on behalf of the
                                       Issuer, the Issuer, with the approval of the Presenting Agent (defined below) will prepare a supplement (a "Pricing
                                       Supplement") reflecting the terms of such Book-Entry Note and will supply at least ten copies thereof (and additional copies if requested) to the Agents which presented the order (the "Presenting
                                       Agent") at the address set forth on
                                       Schedule I to the Placement Agency
                                       Agreement, and one copy thereof to the
                                       Trustee, to be delivered by overnight
                                       courier or telecopy to arrive no later
                                       than 11:00 a.m., New York City time, on
                                       the Business Day following the date of
                                       acceptance.

                                       The Presenting Agent will cause an
                                       Offering Memorandum and Pricing
                                       Supplement to be delivered to the
                                       purchaser of such Book-Entry Note.

                                       Outdated Pricing Supplements (other than those retained for files), will be destroyed.

Suspension of Solicitation             The Issuer may instruct each Agent to
                                       suspend at any time, for any period of
                                       time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, each Agent will forthwith suspend solicitation until such time as the Issuer has advised them that such solicitation may be resumed.

                                       In the event that at the time the Issuer suspends solicitation of purchases there shall be any orders outstanding for settlement, the Issuer will promptly advise each Agent and the Trustee whether such orders may be settled and whether copies of the Offering Memorandum as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Issuer will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Issuer determines that such orders may not be settled or that copies of such Offering Memorandum or Pricing Supplement may not be so delivered.

Procedure For Rate Changes:            When the Issuer has determined to change
                                       the interest rates of Book Entry Notes
                                       being offered, it will promptly advise
                                       each Agent and each Agent will forthwith suspend solicitation of orders. Each
                                       Agent will telephone the Issuer with
                                       recommendations as to the changed
                                       interest rates. At such time as the
                                       Issuer has advised the Agent of the new
                                       interest rates, the Agent may resume
                                       solicitation of orders. Until such time
                                       only "indications of interest" may be
                                       recorded.

Delivery of Offering Memorandum:       A copy of the Offering Memorandum and
                                       Pricing Supplement relating to a
                                       Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agent between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by an Offering Memorandum and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of
                                       Solicitation" above, the Presenting Agent will deliver an Offering Memorandum and Pricing Supplement as herein described with respect to each Book Entry Note sold by it. The Issuer will make such delivery if such Book-Entry Note is sold directly by the Issuer to a purchaser (other than an Agent).

Confirmation:                          For each order to purchase a Book Entry
                                       Note solicited by any Agent and accepted by or on behalf of the Issuer, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Issuer, setting forth the details set forth above and delivery and payment instructions.

Settlement:                            The receipt by the Issuer of immediately
                                       available funds in payment for a
                                       Book-Entry Note and the authentication
                                       and issuance of the Global Security
                                       representing such Book-Entry Note shall
                                       constitute "settlement" with respect to
                                       such Book-Entry Note. All orders accepted by the Issuer will be settled on the tenth Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on another day which shall be no earlier than one Business Day following the date of sale.

Settlement Procedures:                 Procedures with regard to each Book-Entry
                                       Note sold by the Issuer through any
                                       Agent, as agent, shall be as follows:

                                       A.    The Presenting Agent will advise
                                             the Issuer by telephone of the
                                             following settlement information:

                                             1.       Principal amount.

                                             2.       Maturity Date.

                                             3.       The interest rate.

                                             4.       Interest Payment Dates and
                                                      the Interest Payment
                                                      Period.

                                             5.       Redemption or repayment
                                                      provisions, if any.

                                             6.       Optional Tender
                                                      Provisions, if any

                                             7.       Settlement date.

                                             8.       Price.

                                             9.       The Presenting Agent's DTC
                                                      participant account number
                                                      and commission, determined
                                                      as provided in Section 2
                                                      of the Placement Agency
                                                      Agreement.

                                             10.      Whether such Book-Entry
                                                      Note is issued at an
                                                      original issue discount
                                                      ("OID") and, if so, the
                                                      total amount of OID, the
                                                      yield to maturity and the
                                                      initial accrual period
                                                      OID.

                                       B.    The Issuer will assign a CUSIP
                                             number to the Global Security
                                             representing such Book-Entry Note
                                             and then advise the Trustee and the
                                             Presenting Agent by telephone
                                             (confirmed in writing at any time
                                             on the same date) or electronic
                                             transmission of the information set
                                             forth in Settlement Procedure "A"
                                             above, such CUSIP number and the
                                             name of the Presenting Agent.

                                       C.    The Trustee will enter a pending
                                             deposit message through DTC's
                                             Participant Terminal System
                                             providing the settlement
                                             information to DTC specified in the
                                             Letter of Representations from the
                                             Issuer and the Trustee to DTC dated
                                             as of the date hereof.

                                       D.    To the extent the Issuer has not
                                             already done so, the Issuer will
                                             deliver to the Trustee a Global
                                             Security in a form that has been
                                             approved by the Issuer, the Agent
                                             and the Trustee.

                                       E.    The Trustee will complete such
                                             Global Security, stamp the
                                             appropriate legend, as instructed
                                             by DTC, if not already set forth
                                             thereon, and authenticate the
                                             Global Security representing such
                                             Book-Entry Note in accordance with
                                             the terms of the written order of
                                             the Issuer then in effect.

                                       F.    DTC will credit such Book-Entry
                                             Note to the Trustee's participant
                                             account at DTC.

                                       G.    Upon delivery of the pending
                                             deposit message referenced in "C"
                                             above, an SDFS deliver order
                                             through DTC's Participant Terminal
                                             System will be created instructing
                                             DTC to debit such Book-Entry Note
                                             to the Trustee's participant
                                             account and credit such Book-Entry
                                             Note to the Presenting Agent's
                                             participant account and debit the
                                             Presenting Agent's settlement
                                             account and credit the Trustee's
                                             settlement account for an amount
                                             equal to the price of such
                                             Book-Entry Note less the Presenting
                                             Agent's commission. The entry of
                                             such a pending deposit message by
                                             the Trustee shall constitute a
                                             representation and warranty by the
                                             Trustee to DTC that (i) the Global
                                             Security representing such
                                             Book-Entry Note has been issued and
                                             authenticated and (ii) the Trustee
                                             is holding such Global Security
                                             pursuant to the Medium Term Note
                                             Certificate Agreement between The
                                             Chase Manhattan Bank and DTC.

                                       H.    The Presenting Agent will enter :an
                                             SDFS deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Book-Entry Note to the Presenting
                                             Agent's participant account and
                                             credit such Book-Entry Note to the
                                             participant accounts of the
                                             Participants with respect to such
                                             Book-Entry Note and (ii) to debit
                                             the settlement accounts of such
                                             Participants and credit the
                                             settlement account of the
                                             Presenting Agent for an amount
                                             equal to the price of such
                                             Book-Entry Note.

                                       I.    Transfers of funds in accordance
                                             with SDFS deliver orders described
                                             in Settlement Procedures "G" and
                                             "H" will be settled in accordance
                                             with SDFS operating procedures in
                                             effect on the settlement date.

                                       J.    The Trustee will, upon receipt of
                                             funds from the Agent in accordance
                                             with Settlement Procedure "G",
                                             credit to an account of the Issuer
                                             maintained at Mellon Bank, N.A.,
                                             funds available for immediate use
                                             in the amount transferred to the
                                             Trustee in accordance with
                                             Settlement Procedure "G". However,
                                             the Trustee shall not credit the
                                             account of the Issuer unless and
                                             until the Trustee has confirmed
                                             receipt of the funds in the
                                             appropriate amount transferred in
                                             accordance with Settlement
                                             Procedure "G".

                                       K.    The Presenting Agent will confirm
                                             the purchase of such Book-Entry
                                             Note to the purchaser either by
                                             transmitting to the Participants
                                             with respect to such Book-Entry
                                             Note a confirmation order or orders
                                             through DTC's institutional
                                             delivery system or by mailing a
                                             written confirmation to such
                                             purchaser.

Settlement Procedures Timetable:       For orders of Book-Entry Notes solicited
                                       by any Agent and accepted by the Issuer
                                       for settlement on the Business Day after the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York
                                       City time) set forth below:

                                         Settlement
                                         Procedure            Time
                                         ----------           ----

                                         A         11:00 a.m. on the sale date

                                         B         12:00 Noon on the sale date

                                         C         12:00 Noon on the Business
                                                   Day before settlement date

                                         D         3:00 p.m. on the day before
                                                   settlement

                                         E         9:00 a.m. on settlement date

                                         F         10:00 a.m. on settlement date

                                         G-H       2:00 p.m. on settlement date

                                         I         4:30 p.m. on settlement date

                                         J-K       5:00 p.m. on settlement date

                                       If a sale is to be settled more than one
                                       Business Day after the sale date,
                                       Settlement Procedures "A", "B" and "C"
                                       shall be completed as soon as practicable but no later than 11:00 a.m. and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 p.m. on the Business Day before the settlement date, respectively. Settlement Procedure "I" is subject to extension in accordance with any extension of Fed wire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                       If settlement of a Book-Entry Note is
                                       rescheduled or canceled, the Trustee, to the extent it has received written notice of such rescheduling or cancellation, will deliver to DTC, through DTC's Participant Terminal System, a cancellation, message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:                     If the Trustee has not entered an SDFS
                                       deliver order with respect to a
                                       Book-Entry Note pursuant to Settlement
                                       Procedure "G", then, upon written request
                                       (which may be by telecopy) of the Issuer, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book Entry
                                       Note to the Trustee's participant
                                       account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                                       Security, the Trustee will cancel such
                                       Global Security in accordance with the
                                       Indenture of Mortgage and so advise the
                                       Issuer, and will make appropriate entries in its records. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry
                                       Notes represented by a Global Security,
                                       the Trustee will exchange such Book-Entry
                                       Note for two Global Securities, one of
                                       which shall represent such Book Entry
                                       Notes and shall be canceled immediately
                                       after issuance and the other of which
                                       shall represent the other Book-Entry
                                       Notes previously represented by the
                                       surrendered Global Security and shall
                                       bear the CUSIP number of the surrendered
                                       Global Security.

                                       If the purchase price for any Book Entry
                                       Note is not timely paid to the
                                       Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System debiting such Note to such Presenting Agent's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof. Thereafter, the Trustee
                                       (i) will promptly notify the Issuer
                                       thereof, once the Trustee has confirmed
                                       that such Note has been credited to its
                                       participant account, and the Issuer shall immediately transfer by Fed wire (in immediately available funds) to such Agent an amount equal to the price of such Note which was previously credited to the account of the Issuer maintained at Mellon Bank, N.A., or wire transferred at the Issuer's direction in accordance with Settlement Procedure J and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Placement Agency Agreement, then the Issuer will reimburse the Presenting Agent or the Trustee, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Issuer.

                                       Notwithstanding the foregoing, upon any
                                       failure to settle with respect to a
                                       Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustee Not to Risk Funds:             Nothing herein shall be deemed to require
                                       the Trustee to risk or expend its own
                                       funds in connection with any payment to
                                       the Issuer, DTC, the Agent or the
                                       purchaser, it being understood by all
                                       parties that payments made by the Trustee to the Issuer, DTC, the Agent or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of Signatures:            The Issuer will cause the Trustee to
                                       furnish the Agent from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Book-Entry Notes, but no Agent will have any obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Book-Entry Note.

Payment of Expenses:                   Each Agent shall forward to the Issuer,
                                       on a monthly basis, a statement of the
                                       out-of-pocket expenses incurred by such
                                       Agent during that month that are
                                       reimbursable to it pursuant to the terms of the Placement Agency Agreement. The
                                       Issuer will remit payment to each Agent
                                       currently on a monthly basis.

Advertising Costs:                     The Issuer will determine with the Agent
                                       the amount of advertising that may be
                                       appropriate in soliciting offers to
                                       purchase the Book-Entry Notes.
                                       Advertising expenses will be paid by the Issuer.

Periodic Statements from the           Periodically, upon written request, the
Trustee:                               Trustee will send to the Issuer a
                                       statement setting forth the principal
                                       amount of Book-Entry Notes outstanding as of that date and setting forth a brief description of any sales of Book-Entry
                                       Notes of which the Issuer has advised the Trustee but which have not yet been settled.

Restrictions on Transfers:             No Note may be resold or transferred in
                                       any manner that does not comply with the applicable restrictions on resale or transfer or the procedures required for resale or transfer set forth in the Offering Memorandum, the Placement Agency
                                       Agreement and on the Note certificate.

Business Day:                          As used herein, "Business Day" means any
                                       day other than a Saturday or Sunday or a day on which the Trustee or banks in New
                                       York, New York are generally authorized
                                       or obligated by law or executive order to close.


                                     PART II

                Administrative Procedures for Certificated Notes

                  The Trustee will serve as registrar and transfer agent, authenticating agent and paying agent in connection with the Certificated Notes, unless a different paying agent is duly appointed by the Issuer to carry out certain duties.

Issuance:                              Each Certificated Note will be dated and
                                       issued as of the date of its
                                       authentication by the Trustee. Each
                                       Certificated Note will bear an Original
                                       Issue Date, which will be (i) with
                                       respect to an original Certificated Note
                                       (or any portion thereof), its original
                                       issuance date (which will be the
                                       settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated
                                       Note or in lieu of a destroyed, lost or
                                       stolen Certificated Note, the Original
                                       Issue Date of the predecessor
                                       Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                          Certificated Notes will be issued only in
                                       fully registered form without coupons.

Transfers and Exchanges:               A Certificated Note may be presented for
                                       transfer or exchange at the office
                                       designated by the Trustee located in
                                       Dallas, Texas or at such other office as the Issuer may designate. Certificated
                                       Notes will be exchangeable for other
                                       Certificated Notes having identical terms but different authorized denominations without service charge. Certificated
                                       Notes will not be exchangeable for
                                       Book-Entry Notes.

Maturities:                            Each Certificated Note will mature on a
                                       date not less than one year nor more than thirty-five years after the Original
                                       Issue Date (the settlement date) for such Note.

Denominations:                         The denomination of any Certificated Note
                                       denominated in U.S. dollars will be a
                                       minimum of $100,000 or any amount in
                                       excess thereof that is an integral
                                       multiple of $1,000.

Interest:                              General. Interest, if any, on each
                                       Certificated Note will accrue from the
                                       Original Issue Date for the first
                                       interest period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Offering Memorandum, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued up to but excluding the Interest Payment Date or up to but excluding the Maturity Date.

                                       Record Dates. The Record Date with
                                       respect to any Interest Payment Date
                                       shall be the December 15 or June 15
                                       immediately preceding such Interest
                                       Payment Date, whether or not such date
                                       shall be a Business Day.

                                       Interest Payment. Unless otherwise
                                       specified pursuant to Settlement
                                       Procedure "A" below, interest payments
                                       will be made semiannually on on January 1 and July 1 of each year and at Maturity, or earlier redemption or Tender; provided, however, that in the case of a Certificated Note issued between a Record Date and an Interest Payment Date, or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for, or the Maturity of, a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be.

Calculation                            Interest on Certificated Notes (including
of Interest:                           interest for partial periods) will be
                                       calculated on the basis of a 360 day year of twelve 30-day months.

Payments of                            No later than 11:00 a.m. on the due date
Principal and Interest:                for any payment of principal, premium (if
                                       any) or interest on each Certificated
                                       Note, the Issuer will pay to the Trustee, as paying agent, the amount of principal, premium (if any) and/or interest then due. The Trustee will pay the principal amount of each Certificated Note at Maturity or earlier redemption or Tender upon presentation of such Certificated
                                       Note to the Trustee. Such payment,
                                       together with payment of any premium and interest due at Maturity or earlier redemption or Tender of such Certificated
                                       Note, will be paid to an account at a
                                       bank in New York, New York (or other bank consented to by the Issuer) as the registered holder of the Notes shall designate to the Trustee not less than ten (10) days prior to the Record Date for such payment, in funds available for immediate use by the Trustee and in turn by the Holder of such Certificated Note.
                                       Certificated Notes presented and
                                       surrendered to the Trustee at Maturity or earlier redemption or Tender for payment will be cancelled by the Trustee in accordance with the Indenture of
                                       Mortgage. All interest payments on a
                                       Certificated Note (other than interest
                                       due at Maturity or earlier redemption or Tender) and any other payments for which appropriate instructions for payment shall not have been received by the Trustee not less than ten (10) days prior to the Record Date for such payment will be made by check drawn on the Trustee or another Person appointed by the Trustee mailed by the Trustee to the Person entitled thereto as provided in such Note; provided, however, that the holder of $10,000,000 or more of Certificated
                                       Notes with similar tenor and terms will
                                       be entitled to receive payment by wire
                                       transfer in U.S. dollars upon receipt of written instructions by the Trustee not less than ten (10) days prior to the Record Date for such payment. Within five
                                       Business Days after each Record Date, the
                                       Trustee will furnish the Issuer with a
                                       list of interest payments to be made on
                                       the following Interest Payment Date for
                                       each group of Certificated Notes bearing interest at a particular rate and in total for all Certificated Notes.
                                       Interest at Maturity or earlier
                                       redemption or Tender will be payable to
                                       the Person to whom the payment of
                                       principal is payable. The Trustee will
                                       provide, on or about the last Business
                                       Day of each month, to the Issuer lists of principal and interest, to the extent ascertainable, to be paid on Certificated
                                       Notes maturing (on a Maturity or
                                       Redemption Date or otherwise) in the next succeeding month.

                                       The Issuer will be responsible for
                                       withholding taxes on interest paid on
                                       Certificated Notes as required by
                                       applicable law.

Procedure for Rate Setting and         The Issuer and the Agent will discuss
Posting:                               from time to time the aggregate principle
                                       amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by any Agent. If the Issuer decides to set prices of, and rates borne by, any Notes in respect of which any Agent are to solicit orders
                                       (the setting of such prices and rates to be referred to herein as "posting") or if the Issuer decides to change prices or rates previously posted by it, it will promptly advise each Agent of the prices and rates to be posted.

Acceptance and Rejection of Orders:    Unless otherwise instructed by the
                                       Issuer, each Agent will advise the Issuer promptly by telephone of all orders to purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion and, if such Agent or any of its affiliates shall be the offeror, shall advise the Issuer of that fact. Unless otherwise agreed by the Issuer and each Agent, the Issuer has the sole right to accept orders to purchase
                                       Certificated Notes and may reject any
                                       such orders in whole or in part. The
                                       Issuer will forthwith advise such
                                       Presenting Agent of the acceptance or
                                       rejection of any offer received through
                                       such Agent who shall then so advise the
                                       offeror.

Preparation of Pricing Supplement:     If any order to purchase a Certificated
                                       Note is accepted by or on behalf of the
                                       Issuer, and if so required by Section
                                       4(a)(i) of the Placement Agency
                                       Agreement, the Issuer, with the approval of the Presenting Agent, will prepare a Pricing Supplement reflecting the terms of such Certificated Note and will supply at least ten copies thereof (and additional copies if requested) to the Presenting Agent at the address set forth on Schedule I to the Placement Agency
                                       Agreement, and one copy thereof to the
                                       Trustee, to be delivered by overnight
                                       courier or telecopy to arrive no late
                                       than 11:00 a.m., New York City time, on
                                       the Business Day following the sale date.
                                       The Presenting Agent will cause an
                                       Offering Memorandum and Pricing
                                       Supplement to be delivered to the
                                       purchaser of such Certificated Note.
                                       Outdated Pricing Supplements (other than those-retained for files), will be destroyed.

Suspension  of Solicitation:           Subject to the Issuer's representations,
                                       warranties and covenants contained in the Placement Agency Agreement, the Issuer may instruct the Agent to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such instructions, each Agent will forthwith suspend solicitation until such time as the Issuer has advised each Agent that such solicitation may be resumed.

                                       In the event that at the time the Issuer suspends solicitation of Purchases there shall be any orders outstanding for settlement, the Issuer will promptly advise each Agent and the Trustee whether such orders may be settled and whether copies of the Offering Memorandum as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Issuer will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Issuer determines that such orders may not be settled or that copies of such Offering Memorandum may not be so delivered. No such suspension shall excuse any failure by the Issuer to fulfill a contractual obligation to deliver any Certificated Notes.

Procedure for Rate Changes:            When the Issuer has determined to change
                                       the interest rates of Certificated Notes being offered, it will promptly advise the Agent and each Agent will forthwith suspend solicitation of orders. Each
                                       Agent will telephone the Issuer with
                                       recommendations as to the changed
                                       interest rates. At such time as the
                                       Issuer has advised the Agent of the new
                                       interest rates, the Agent may resume
                                       solicitation of orders. Until such time
                                       only "indications of interest" may be
                                       recorded.

Delivery of Offering Memorandum:       A copy of the Offering Memorandum and any
                                       Pricing Supplement relating to a
                                       Certificated Note must accompany or
                                       precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by an Offering
                                       Memorandum and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation" above, the Presenting Agent will deliver an Offering Memorandum and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The Issuer will make such delivery if such Certificated Note is sold directly by the Issuer to a purchaser (other than any Agent).

Confirmation:                          For each order to purchase a Certificated
                                       Note solicited by any Agent and accepted by or on behalf of the Issuer, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Issuer, setting forth the information specified in paragraph A under "Settlement Procedures" and delivery and payment instructions.

Settlement:                            The receipt by the Issuer of immediately
                                       available funds in exchange for an
                                       authenticated Certificated Note delivered to the Presenting Agent and the Presenting Agent's delivery of such
                                       Certificated Note against receipt of
                                       immediately available funds shall, with
                                       respect to such Certificated Note,
                                       constitute "settlement". All orders
                                       accepted by the Issuer will be settled on the tenth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Issuer and the Purchaser agree to settlement on another day which shall be no earlier than one Business Day following the date of sale.

Settlement Procedures:                 Settlement Procedures with regard to each
                                       Certificated Note sold by the Issuer
                                       through any Agent, as agent, shall be as follows:

                                       A.    The Presenting Agent will advise
                                             the Issuer by telephone of the
                                             following settlement information:

                                             1.       Name in which such
                                                      Certificated Note is to be
                                                      registered ("Registered
                                                      Owner").

                                             2.       Address of the Registered
                                                      Owner and address for
                                                      payment of principal and
                                                      interest.

                                             3.       Taxpayer identification
                                                      number of the Registered
                                                      Owner (if available).

                                             4.       Rank (senior or
                                                      subordinated).

                                             5        Principal amount.

                                             6.       Maturity Date.

                                             7.       Interest Payment Dates and
                                                      the Interest Payment
                                                      Period.

                                             8.       Redemption or repayment
                                                      provisions, if any.

                                             9.       Optional Tender
                                                      Provisions, if any.

                                             10.      The settlement date.

                                             11.      Price (including
                                                      currency).

                                             12.      Presenting Agent's
                                                      commission, determined as
                                                      provided in Section 2 of
                                                      the Placement Agency
                                                      Agreement.

                                             13.      Whether such Certificated
                                                      Note is issued at an
                                                      original issue discount
                                                      ("OID"), and, if so, the
                                                      total amount of OID, the
                                                      yield to maturity and the
                                                      initial accrual period
                                                      OID.

                                       B.    The Issuer will advise the Trustee
                                             by telephone (confirmed in writing
                                             at any time on the sale date) or
                                             electronic transmission of the
                                             information set forth in Settlement
                                             Procedure "A" above and the name of
                                             the Presenting Agent.

                                       C.    The Issuer will deliver to the
                                             Trustee an original Certificated
                                             Note with customer confirmation in
                                             triplicate in forms that have been
                                             approved by Issuer, the Agent and
                                             the Trustee.

                                       D.    The Trustee will complete such
                                             Certificated Note and will
                                             authenticate such Certificated Note
                                             and deliver it (with the
                                             confirmation) and two copies
                                             thereof (clearly marked as such) to
                                             the Presenting Agent, and the
                                             Presenting Agent will acknowledge
                                             receipt of the Note by stamping or
                                             otherwise marking the first copy
                                             and returning it to the Trustee.
                                             Such delivery will be made only
                                             against such acknowledgment of
                                             receipt. In the event that the
                                             instructions given by the
                                             Presenting Agent for payment to the
                                             account of the Issuer are revoked,
                                             the Issuer will as promptly as
                                             possible wire transfer to the
                                             account of the Presenting Agent an
                                             amount of immediately available
                                             funds equal to the amount of such
                                             payment made.

                                       E.    The Presenting Agent will deliver
                                             such Certificated Note (with the
                                             confirmation) to the customer
                                             against payment in immediately
                                             payable funds. The Presenting Agent
                                             will obtain the acknowledgement of
                                             receipt of such Certificated Note
                                             by retaining the second copy
                                             thereof.

                                       F.    Upon verification by the Presenting
                                             Agent that a Note has been prepared
                                             and properly authenticated by the
                                             Trustee and registered in the name
                                             of the purchaser in the proper
                                             principal amount, payment will be
                                             made to the Issuer by the
                                             Presenting Agent the same day in
                                             immediately available funds. Such
                                             payment shall be made only upon
                                             prior receipt by the Presenting
                                             Agent of immediately available
                                             funds from or on behalf of the
                                             purchaser unless the Presenting
                                             Agent decides, at its option,
                                             exercised in its sole discretion,
                                             to advance its own funds for such
                                             payment against subsequent receipt
                                             of funds from the purchaser. The
                                             Presenting Agent shall immediately
                                             notify the Issuer of its decision
                                             to advance its own funds for
                                             payment against subsequent receipt
                                             of funds from a purchaser.

                                       G.    The Trustee will send a third copy
                                             of the Certificated Note (clearly
                                             marked as such) to the Issuer by
                                             first-class mail.

Settlement Procedures Timetable:       For orders of Certificated Notes
                                       solicited by any Agent, as agent, and
                                       accepted by the Issuer, Settlement
                                       Procedures "A" through "G" set forth
                                       above shall be -completed on or before
                                       the respective times (New York City time) set forth below:

                                       Settlement
                                       Procedure               Time
                                       ----------              ----
                                             A        2:00 p.m. on the day
                                                      before settlement

                                             B-C      3:00 p.m. on the day
                                                      before settlement

                                             D        2:15 p.m. on settlement
                                                      date

                                             E        3:00 p.m. on settlement
                                                      date

                                             F-G      5:00 p.m. on settlement
                                                      date

Failure to Settle:                     If a purchaser fails to accept delivery
                                       of and make payment for any Certificated
                                       Note, the Presenting Agent will notify
                                       the Issuer and the Trustee by telephone
                                       and return such Certificated Note to the Trustee. Upon receipt of such notice, the Issuer will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of Issuer in respect of such Certificated Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Placement Agency Agreement, then the
                                       Issuer will reimburse the Presenting
                                       Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Issuer. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture of
                                       Mortgage, as supplemented, and so advise the Issuer and will make appropriate entries in its records.

Trustee Not to Risk Funds:             Nothing herein shall be deemed to require
                                       the Trustee to risk or expend its own
                                       funds in connection with any payment to
                                       the Issuer, the Agent or the purchaser,
                                       it being understood by all parties that
                                       payments made by the Trustee to the
                                       Issuer, the Agent or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of Signatures:            The Issuer will cause the Trustee to
                                       furnish the Agent from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Certificated Notes, but no
                                       Agent will have any obligation or
                                       liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Certificated Note.


Payment of Expenses:                   Each Agent shall forward to the Issuer,
                                       on a monthly basis, a statement of the
                                       out-of-pocket expenses incurred by such
                                       Agent during that month that are
                                       reimbursable to it pursuant to the terms of the Placement Agency Agreement. The
                                       Issuer will remit payment to each Agent
                                       currently on a monthly basis.

Advertising Costs:                     The Issuer will determine with the Agent
                                       the amount of advertising that may be
                                       appropriate in soliciting orders to
                                       purchase the Certificated Notes.
                                       Advertising expenses will be paid by the Issuer.

Periodic  Statements from the          Periodically, upon written request, the
Trustee:                               Trustee will send to the Issuer a
                                       statement setting forth the principal
                                       amount of Certificated Notes outstanding as of that date and setting forth a brief description of any sales of Certificated
                                       Notes of which the Issuer has advised the Trustee but which have not yet been settled.

Restrictions of Transfer:              No Note may be resold or transferred in
                                       any manner that does not comply with the applicable restrictions on resale or transfer or the procedures required for resale or transfer set forth on the Note certificate.

Business Day:                          As used herein, "Business Day" means
                                       any day other than a Saturday or Sunday
                                       or a day on which the Trustee or banks in New York, New York are generally authorized or obligated by law or executive order to close.

                                                                      EXHIBIT B

                                 TERMS AGREEMENT


                                                                         [Date]

To: PHILADELPHIA SUBURBAN WATER COMPANY

                  Subject in all respects to the terms and conditions of the Placement Agency Agreement (the "Agreement") dated December 3, 1999 between the Placement Agents and you, the undersigned agrees to purchase the following Notes of Philadelphia Suburban Water Company:

                  Principal Amount:
                  Interest Rate:
                  Maturity Date:
                  Discount to the Purchaser: ___% of Principal Amount
                  Purchase Price:
                  Commission:
                  Agent DTC No.:
                  CUSIP No.:
                  Closing Date and Time:
                  Initial Redemption Date:
                  Initial Redemption Percentage:
                  Annual Redemption Reduction Percentage:
                  Optional Tender Date
                  Requirements to deliver the
                    documents specified in
                    Section 6(a)(ii) of the Agreement:
                           Certificate contemplated by
                             clause (1): [Required/Not Required]
                           Opinion contemplated by
                             clause (2): [Required/Not Required]
                           Opinion contemplated by
                             clause (3): [Required/Not Required]
                           Certificate contemplated by
                             clause (4): [Required/Not Required]
                           Opinion contemplated by
                             clause (5): [Required/Not Required]
                           Letter contemplated by
                             clause (6): [Required/Not Required]
                           Period during which additional Notes may not be sold
                             if not period between trade date and Closing Date as specified in Section 4(a)(v) of the Agreement:

Other Provisions:











                                               ________________________________
                                               By


                                               ________________________________
                                               Name:
                                               Title:

Accepted:

PHILADELPHIA SUBURBAN WATER COMPANY

by____________________________
  Name:
  Title:

                                                                      EXHIBIT C




(215) 575-7000



                                                              _______, 20__



To each of the Addressees on Schedule 1 of the Placement Agency Agreement Acting Severally and Not Jointly in the Capacities of Agent or Purchaser or in Either such Capacity


         Re: Philadelphia Suburban Water Company
             $300,000,000 First Mortgage Bonds,
             1999 Medium Term Note Series, Subseries _

Ladies and Gentlemen:

         We have acted as special counsel to Philadelphia Suburban Water Company, a Pennsylvania corporation (the "Company"), in connection with the transactions contemplated by (i) the Placement Agency Agreement dated December 3, 1999 (the "Placement Agency Agreement") between the Company and the Agents identified therein (the "Agents"); (ii) the Paying Agency Agreement dated December 3, 1999 (the "Paying Agency Agreement"), among the Company, Chase Manhattan Trust Company, National Association, as paying agent and the Agents;
(iii) the Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), between the Company, and Chase Manhattan Trust Company, National Association (as successor in interest to The Philadelphia Company for Insurance on Lives and Exacting Annuities), as trustee (the "Trustee"), as amended and supplemented by thirty-three supplements thereto (the Original Indenture, as so amended and supplemented, the "Indenture"); (iv) the Thirty-Third Supplemental Indenture dated as of November 15, 1999 (the "Thirty-Third Supplemental Indenture") between the Company and the Trustee; (v) the First Mortgage Bonds, 1999 Medium Term Note Series to be issued in one or more subseries pursuant to the Thirty-Third Supplemental Indenture (the "Notes"); (vi) the Confidential Offering Memorandum, dated December 3, 1999 relating to the offering of the Notes, including the exhibits thereto (the "Offering Memorandum") and including any quarterly or annual reports, if any, incorporated therein by reference (such quarterly and annual reports referred to as "Incorporated Documents") and (vii) the issuance of $___,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 1999 Medium Term Note Series, Subseries __ (the "Global Bond"). This opinion is being rendered to you pursuant to Section 4(a)(iv)(A) of the Placement Agency Agreement. Unless otherwise specified, capitalized terms not otherwise defined herein shall have the meanings specified in the Placement Agency Agreement, the Original Indenture or the Thirty-Third Supplemental Indenture.

         In connection with this opinion, we have examined the following documents:

         (a) the Placement Agency Agreement;

         (b) the Paying Agency Agreement;

         (c) the Indenture (including the Thirty-Third Supplemental Indenture);

         (d) the Global Bond;

         (e) the Offering Memorandum;

         (f) a copy of the Articles of Incorporation of the Company, as amended and restated and now in effect;

         (g) a copy of the Bylaws of the Company as now in effect;

         (h) the Securities Certificate relating to the issuance and sale of the Notes, filed by the Company with the Pennsylvania Public Utility Commission (the "PUC") pursuant to the provisions of Chapter 19 of the Pennsylvania Public Utility Code and a copy of the Order of the PUC dated November 18, 1999 registering said Securities Certificate, and certified by the Secretary of the PUC;

         (i) evidence satisfactory to us of the due recordation of the Original Indenture and the Thirty-Third Supplemental Indenture in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in the Commonwealth of Pennsylvania;

         (j) the resolutions of the Executive Committee of the Board of Directors of the Company dated October 15, 1999 authorizing the issuance of up to $300,000,000 aggregate principal amount of Notes and the execution of the Thirty-Third Supplemental Indenture, the Placement Agency Agreement and the Paying Agency Agreement;

         (k) the certificates of the Company and other documents delivered at the Closing and in connection with the issuance of the Global Bond; and

         (l)  public records and other publicly available documents.

         In rendering the opinions set forth below, we have assumed the genuineness of all signatures on documents and instruments examined by us (except signatures of the Company on the Placement Agency Agreement, the Thirty-Third Supplemental Indenture, the Paying Agency Agreement and the Global
Bond) and that all documents submitted to us as copies conform with the originals thereof. We have also relied, to the extent we have deemed such reliance to be necessary and proper, on the factual matters contained in certificates of public officials and officers of the Company.

         To the extent any opinion below is made to our knowledge, such knowledge shall mean the actual knowledge of attorneys within our firm who have provided substantive representation to the Company, based solely upon such limited investigation and inquiry as is set forth herein, and does not include matters of which such attorneys could be deemed to have constructive knowledge.

         Based upon the foregoing and such other examination of fact and law as we have deemed necessary for purposes of this opinion, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

         1. The Company is duly incorporated and subsisting under the laws of the Commonwealth of Pennsylvania. The Company has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Memorandum.

         2. The Company, on December 3, 1999, had full corporate power and authority to enter into the Placement Agency Agreement and the Paying Agency Agreement, to issue an aggregate principal amount of $300,000,000 of the Notes, and to perform its obligations under the Placement Agency Agreement, the Paying Agency Agreement and the Notes. The Placement Agency Agreement was duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, did, on the date of execution and delivery thereof, and does, on the date hereof, constitute a legal, valid and binding agreement of the Company. The Paying Agency Agreement was duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, did, on the date of execution and delivery thereof, and does, on the date hereof, constitute a legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3. An aggregate principal amount of $300,000,000 of the Notes was duly authorized for issuance and sale pursuant to the Indenture (including the Thirty-Third Supplemental Indenture) and the Placement Agency Agreement, and the Global Bond when executed by the Company and authenticated by the Trustee and delivered pursuant to the provisions of the Indenture (including the Thirty-Third Supplemental Indenture) and the Placement Agency Agreement against payment of the consideration therefor specified in the Placement Agency Agreement, will constitute the legal, valid and binding obligations of the Company, entitled to the benefits and security of the Indenture (including, without limitation, the Thirty-Third Supplemental Indenture) in accordance with its terms, secured thereby equally and ratably with all First Mortgage Bonds of the Company outstanding under the Indenture, and enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4. The Company had full corporate power and authority to enter into the Thirty-Third Supplemental Indenture on the date of execution and delivery thereof. The Thirty-Third Supplemental Indenture was duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, the Indenture, as supplemented by the Thirty-Third Supplemental Indenture, did, on the date of execution and delivery thereof and does, on the date hereof constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The Original Indenture and the Thirty-Third Supplemental Indenture were properly recorded in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in the Commonwealth of Pennsylvania and such recordations are the only recordations and filings necessary in order to establish, preserve, protect and perfect the lien of the Indenture on all real estate and fixed property of the Company (excluding easements and other similar rights) described in the Indenture as subject to the lien thereof. The Indenture creates the valid, binding and direct lien which it purports to create upon the interest of the Company in the real estate and fixed property of the Company specifically described therein as subject to the lien thereof.

         5. The execution, delivery and performance of the Thirty-Third Supplemental Indenture, the Placement Agency Agreement, the Paying Agency Agreement and the Notes and the consummation of the transactions contemplated thereby did not, on the date of execution and delivery thereof, does not, on the date hereof, and will not (with or without the giving of notice or lapse of time) conflict with or result in a breach of or default under the Articles of Incorporation or Bylaws of the Company or the Indenture.

         6. The Indenture (including, without limitation, the Thirty-Third Supplemental Indenture) and the Global Bond conform in all material respects as to legal matters to the descriptions thereof in the Offering Memorandum. The descriptions in the Offering Memorandum (but not including Incorporated Documents) of statutes, regulations or legal or governmental proceedings accurately summarize the information purported to be summarized therein.

         7. The authorization, execution and delivery of the Thirty-Third Supplemental Indenture and the issuance and sale of the Global Bond is not, under the circumstances described in the Placement Agency Agreement, subject to the provisions of the Public Utility Holding Company Act of 1935 in any respect, and, as to the Thirty-Third Supplemental Indenture did not and, as to the Global Bonds, does not require that (a) a declaration with respect thereto shall have become effective under Section 7 of the Public Utility Holding Company Act of 1935 or (b) other authorization or approval of the Securities and Exchange Commission shall have become effective under the provisions of said Act.

         8. To the best of our knowledge, there are no actions, suits or proceedings, pending or threatened, relating to the Notes, their offering, or the Offering Memorandum.

         9. The PUC has entered an Order dated November 18, 1999 (the "PUC Order"), registering the Securities Certificate filed by the Company with respect to the issuance and sale of the Notes, which order, on the date hereof, is in effect and is final and nonappealable. Except for the PUC Order and the recording of the Thirty-Third Supplemental Indenture as described in paragraph 4 hereof, no other consent, approval, authorization or order of, or any filing with, any government, governmental or other administrative agency or body is required as of the date hereof in connection with the execution and delivery by the Company of the Placement Agency Agreement, the Paying Agency Agreement and the Thirty-Third Supplemental Indenture, the solicitation of offers for the Global Bond, the issuance of the Global Bond or the performance by the Company of any of its obligations thereunder, except such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Global Bond.

         10. The Global Bond may be offered, issued, sold and delivered to the Agents and the first subsequent purchaser(s), in the manner contemplated by the Placement Agency Agreement, the Thirty-Third Supplemental Indenture and the Offering Memorandum without registration thereof under the Securities Act of 1933, as amended, and without qualification of an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Notes by any Person or any other person. In rendering this opinion, we have assumed that the first subsequent purchaser(s) is a Qualified Institutional Buyer or an offeree that you reasonably believe is a Qualified Institutional Buyer, and we have further assumed the accuracy of (i) your representations in the Placement Agreement and (ii) those of the Company in the Placement Agreement regarding the absence of any general solicitation in connection with the sale of the Notes.

         11. Upon the issuance of the Global Bond and the payment of the consideration therefor, the Trustee will have a valid and perfected security interest, for the benefit of the Trustee and the holders of the Global Bond, to secure the full and punctual performance of the Global Bond and all obligations of the Company under the Indenture (including the Thirty-Third Supplemental Indenture), in all real estate and fixed property (excluding easements and other similar rights) specifically described in the Indenture (other than properties released from the Indenture in accordance with the terms thereof).

         12. We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum and take no responsibility therefor, except to the extent referred to in paragraph 6 hereof and in this paragraph. In the course of the preparation by the Company of the Offering Memorandum, we participated in conferences with certain officers and employees of the Company, examined the Offering Memorandum and made certain inquiries in connection with the preparation of the Offering Memorandum. We took no part in the preparation of any of the Incorporated Documents and we did not conduct any independent investigation or make any inquiries with regard to the Incorporated Documents and the information contained therein. Subject to the foregoing, we have no reason to believe that the Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and the notes thereto, schedules and other financial, statistical data or operating information included or incorporated by reference therein).

         The foregoing opinions are subject to the following qualifications:

                           a. We express no opinion as to the adequacy of any
notice with respect to the disposition of any collateral. We also express no opinion as to the effectiveness or enforceability of provisions relating to waivers of notice or waivers of other rights, severability, prepayment fees or penalties, choice of law, or any provisions which release or limit the Company's liability or relate to cumulative remedies or, to the extent they purport to or would have the effect of compensating the Company in amounts in excess of any actual loss suffered by the Company, provisions relating to the payment of a default rate of interest.

                           b. We express no opinion as to the enforceability
with respect to any provisions in the Indenture executed by the Company purporting to waive the effect of applicable laws and remedies and any provisions releasing any party from, or requiring indemnification for, liability for gross negligence, recklessness or wilful misconduct.

                           c. Any requirements in the Indenture specifying that
provisions of the Indenture may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of the Indenture.

                           d. This opinion is limited to the matters set forth
herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and our statements contained in the opinion portion of this letter must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter.

                           e. The opinions herein are expressed as of the date
hereof only and not as of some future date. We undertake no responsibility to advise you of any change in law or new laws, regulations or judicial decisions in the future. Nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention. References to "laws," "regulations" and "judicial decisions" herein shall include only officially published federal laws and regulations of the United States of America and the officially published laws and regulations of the Commonwealth of Pennsylvania.

         Our opinions expressed above are limited to the laws of the Commonwealth of Pennsylvania and the federal law of the United States of America.

         This opinion is furnished by us solely for your benefit and the purchasers of the Global Bond and may not be relied upon by any other person without the express written consent of our firm.

                                                     Very truly yours,

                                                                      EXHIBIT D


                              [Letterhead of PSWC]


                                                            _____________, 1999


To Each of the Addresses Named
on Schedule I of the Placement Agency
Agreement Acting Severally and Not
Jointly in the Capacities of Agent
and Purchaser or in Either Such Capacity

Dilworth Paxson LLP
1735 Market Street
3200 Mellon Bank Center
Philadelphia, PA 19103

                  RE: $300,000,000 First Mortgage Bonds,
                      1998 Medium Term Note Series ("Notes")
                      --------------------------------------

Ladies and Gentlemen:

         I am Senior Vice President-Law and Administration for Philadelphia Suburban Water Company (the "Company").

         Pursuant to Section 5(a)(iii)(B) of the Placement Agency Agreement between you and the Company of December 3, 1999 relating to the $300,000,000 First Mortgage Bonds, 1999 Medium Term Note Series, I have been asked to render an opinion to you regarding certain matters involving the Company.

         In my opinion:

         (i) To the best of my knowledge, the Company has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Confidential Offering Memorandum dated December 3, 1999 with respect to the Notes, except where the failure to do so would not have a material adverse effect on the financial condition of the Company.

         (ii) Except as set forth in the Confidential Offering Memorandum, there are no actions, suits or proceedings pending (and of which the Company has received notice) or, to the best of my knowledge, threatened against or affecting the Company or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding is likely that would materially and adversely affect
(i) the financial condition of the Company, or (ii) the ability of the Company to perform its obligations under the Placement Agency Agreement, the Paying Agency Agreement, the Original Indenture (as supplemented by the Thirty-Third Supplemental Indenture) or the Notes.

         (iii) The Company (a) is not in violation of its Articles of Incorporation, by-laws or other charter documents, (b) to the best of my knowledge, is not in default in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, note, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Company is a party or by which it or its properties is bound or affected where such default would likely have a material adverse effect on the financial condition of the Company, and (c) to the best of my knowledge the Company is not in violation of any judgment, ruling, decree, order, franchise, license or permit known to me or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company, where such violation would likely have a material adverse effect on the financial condition of the Company.

         (iv) The execution, delivery and performance of the Placement Agency Agreement, the Thirty-Third Supplemental Indenture, the Paying Agency Agreement and the consummation of the transactions therein contemplated will not, of themselves, or upon notice, lapse of time, or both, conflict with or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company (except as contemplated by the Indenture) pursuant to the terms of the charter or bylaws of the Company, or, to the best of my knowledge, any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which the Company may be bound and, to the best of my knowledge, will not materially violate any judgment, ruling, decree, order, franchise, license or permit known to me or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

         (v) Each of the Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), between the Company and The Philadelphia Company for Insurance on Lives and Exacting Annuities (now Chase Manhattan Trust Company, National Association, as successor in interest), as trustee (the "Trustee") and the thirty-three indentures supplemental thereto, including the Thirty-Third Supplemental Indenture dated as of November 15, 1999 between the Company and the Trustee (the Original Indenture as so supplemented and amended, the "Indenture") was duly authorized, executed and delivered by the Company and the Indenture constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

         The information set forth herein is as of the date set forth above and the Company and I disclaim any undertaking to provide any updates or changes which thereafter may be brought to our attention.

         This opinion is solely for your benefit and may not be relied upon by any other person or for any other purpose.

                                                          Very truly yours,


                                                          Roy H. Stahl
/sw

                                                                      EXHIBIT E

                              TRUSTEE'S CERTIFICATE

         The undersigned, Chase Manhattan Trust Company, National Association (hereinafter referred to as the "Bank"), does hereby certify that:

         1. It is Trustee under the Indenture of Mortgage dated as of January 1, 1941, of Philadelphia Suburban Water Company (the "Company"), as supplemented and amended by thirty two supplemental indentures and by a Thirty-Third Supplemental Indenture dated as of November 15, 1999 (the "Thirty-Third Supplemental Indenture") between the Company and the Bank relating to the authentication and delivery of a global bond representing the aggregate principal amount of $__________ of the Company's First Mortgage Bonds, 1999 Medium Term Note Series (Subseries "_")(the "Global Bond")

         2. The Thirty-Third Supplemental Indenture has been duly executed on behalf of the Bank by__________, its Vice President; the corporate seal of the Bank has been duly affixed thereto and attested by , its ___________________; and the Thirty-Third Supplemental Indenture has been duly delivered on behalf of the Bank.

         3. The Bank, as Trustee, has:

                  a. pursuant to Section 5 of Article I of the ThirtyThird Supplemental Indenture, authenticated the Global Bond, which consist of a fully registered Bond as set forth in Exhibit "A" hereto, in the aggregate principal amount of $________, bearing the interest rate and maturity date as set forth in
Section I of Article 1 of the Thirty-Third Supplemental Indenture, by the execution of the Trustee's Certificate of Authentication thereon by , its ____________________; and

                  b. registered said Global Bond in the name of Cede & Co, nominee of the Depository Trust Company ("DTC"), as the registered owner of the Global Bond, which Global Bond is to be held by The Chase Manhattan Bank as so authenticated and registered on behalf of DTC pursuant to the Medium Term Note Certificate Agreement dated as of December 2, 1988.

         4. Set forth below, opposite the names and titles of the above mentioned officers of the Bank, are specimens of their respective signatures.

       Name                          Title                   Specimen Signatures
       ----                          -----                   -------------------

_________________                                            ___________________

_________________                                            ___________________


         5. and were, at the time of the acts referred to in paragraph 2 above, and are at the date hereof, duly elected or appointed, qualified and acting officers of the Bank, holding the offices indicated above and were duly authorized to perform such acts, and the signatures appearing on the Thirty-Third Supplemental Indenture are their genuine signatures; and was at the time of the acts referred to in paragraph 3(a) above, and is at the date hereof, a duly elected or appointed, qualified and acting Corporate Trust Officer of the Bank duly authorized to perform such acts, and the signature appearing on said Bonds is her genuine signature.

         6. Attached hereto as Exhibit "B" is a true and correct copy of resolutions as adopted by the Board of Directors of the Bank which, at the date hereof, are still in full force and effect, giving requisite authority to such officers to execute and deliver the Thirty-Third Supplemental Indenture and to authenticate the Bonds.

         IN WITNESS WHEREOF, Chase Manhattan Trust Company, National Association has caused this Trustee's Certificate to be executed by its duly authorized officer, this _____ day of__________, ______.

                                                 Chase Manhattan Trust Company,
                                                 National Association


                                                 ______________________________
                                                             Title:

                                   EXHIBIT "A"


                                                                                               Maturity
Cert.       Registered                             Principal             Interest              Date
No.         Owner                                  Amount                Rate                  (       1)
---         -----                                  ------                ----                  ----------

R-1         Cede & Co., as nominee of the
            Depository Trust Company


                                                                      EXHIBIT F


                             Form of KPMG LLP Letter

                                                                      EXHIBIT G





                       PHILADELPHIA SUBURBAN WATER COMPANY

                                     U.S. $

                              First Mortgage Bonds
                          1999 Medium Term Note Series

                           Maturities From One Year to
                      Thirty-Five Years From Date of Issue


                     Amendment to Placement Agency Agreement



                                                             New York, New York
                                                                         [Date]



To Each of the Addressees Named
on Schedule I of the Placement Agency
Agreement Acting Severally and Not
Jointly in the Capacities of Agent and
Purchaser or in Either Such Capacity

Ladies and Gentlemen:

         The Placement Agency Agreement dated December 3, 1999 (the "Agreement"), between you and Philadelphia Suburban Water Company, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Issuer"), is hereby amended to increase the aggregate principal amount of Notes (as defined in the Agreement) at any time outstanding to up to U.S. $ .

         [The documents referred to in the second sentence of Section 12 of the Agreement shall be delivered simultaneously herewith.]

         In all other respects the Agreement shall remain in full force and effect.

         This amendment to the Agreement may be executed in counterparts, and the executed counterparts shall together constitute a single instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter shall represent a binding agreement between the Issuer and each of you. This letter shall not constitute a binding agreement unless and until it is executed by the Issuer and each of you.

                                Very truly yours,

                                PHILADELPHIA SUBURBAN WATER
                                COMPANY,


                                  by _________________________
                                     Name:
                                     Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.


by _________________________
   Name:
   Title:

                                                                      EXHIBIT H


                       PHILADELPHIA SUBURBAN WATER COMPANY
                              FIRST MORTGAGE BONDS
                          1999 MEDIUM TERM NOTE SERIES


                                REQUEST FOR BIDS


         Pursuant to Paragraph 2(a)(i) of the Placement Agency Agreement between PSWC ("PSWC") and the agents listed on Schedule I attached thereto dated December 3, 1999 (the "Agreement"), PSWC is requesting bids for Subseries ______ of the above-referenced notes (the "Subseries") to be issued by PSWC on or about ________, ____, subject to the terms set forth in the Agreement including Exhibit A thereto.

         The Subseries is to be structured based on the following:

         1.       Principal Amount of Notes $___________________
         2.       Maturity _______________________
         3.       [Optional Tender Provision ___________________]


                                         PHILADELPHIA SUBURBAN WATER COMPANY

DATE: ____________                       BY:_____________________

                                         TITLE:__________________

                                                                      EXHIBIT I


                       PHILADELPHIA SUBURBAN WATER COMPANY
                              FIRST MORTGAGE BONDS
                          1999 MEDIUM TERM NOTE SERIES



                              NOTICE OF APPOINTMENT

         Pursuant to Paragraph 2 of the Placement Agency Agreement between PSWC ("PSWC") and the Agents listed on Schedule I attached thereto dated December 3, 1999 (the "Agreement"), ________________________ is hereby appointed as
Placement Agent for the issuance of $___________ of Subseries ______ of the above-referenced notes to be issued by PSWC on or about _____________________, ____, subject to the terms set forth on the attached Exhibit A [to be furnished by Issuer at issuance of Notice of Appointment] and further subject to the terms and conditions of the Agreement.

                                         PHILADELPHIA SUBURBAN WATER COMPANY


DATE:______________                      BY:________________________________

                                         TITLE:_____________________________

                                       4